QUANT FUNDS

                                  [LOGO] ANNUAL
                                         REPORT

                                 MARCH 31, 2003


                                                U.S. EQUITY FUNDS

                                                    Quant Small Cap Fund

                                                    Quant Mid Cap Fund

                                                    Quant Growth and Income Fund

                                                INTERNATIONAL EQUITY FUNDS

                                                    Quant Emerging Markets Fund

                                                    Quant Foreign Value Fund

[LOGO] QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

---------------------
INVESTMENT COMMENTARY
---------------------

[LOGO] The Fund's focus in 2003 has been on companies with an ability to grow in a difficult economic environment and that paid dividends as the Fund managed to outperform the Russell 2000 by almost 3% for the one year ended March 31, 2003. The Fund's energy overweight helped performance as companies like Chesapeake Energy Corp. (4.37%) enjoyed the spectacular run-up in natural gas prices. The Fund's management believes that there is a new pricing environment for gas prices with the low end of prices being close to the former peak ($4 to $5) and spikes into the low double-digit range when the weather is especially unfavorable. Gas stocks, however, are not discounting a new era in gas prices. Gas production is shrinking because most of the productive fields in North America are depleting faster than new production can be brought on line. The Fund believes that gas stocks should have a two to three year period of outperformance as it will take that long to generate enough new supply to bring prices back to historical levels.

[LOGO] While technology stocks went down in the Russell 2000 during the Quarter ended March 31, 2003, the Fund's tech stocks actually increased slightly. The Fund is focused on stocks with reasonable valuations competing in an area of the tech market that is not oversupplied. Western Digital Corp. (1.62%) is a good example of this phenomenon. It manufactures disk drives for computers and storage devices. This mundane industry has benefited by several bankruptcies and thus major consolidation. Even though personal computer demand is in its fourth year of a bear market, disk drive companies are making solid profits as the industry has consolidated into three players.

[LOGO] The Fund's insurance stocks continue to deliver solid results. One of the Fund's larger holdings Brown and Brown, Inc. (3.50%), an insurance broker, just reported their 41st quarter of double-digit earnings increases and the stock leapt up 10%.

[LOGO] While the market remains uncertain, Fund Management believes that the Fund's stocks remain attractively valued and able to deliver more than expected earnings this year and that the Fund will be rewarded with higher valuations.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the MSCI EAFE Index.

-----------------------------------------------------------------------------------------------------------------
                             1Q03       Calendar YTD    One Year      Five Year      Ten Year     Since Inception
PERFORMANCE UPDATE         (at NAV)       (at NAV)      (at POP)       (at POP)      (at POP)        (at POP)
-----------------------------------------------------------------------------------------------------------------
Quant Small Cap Fund        -2.20%         -2.20%        -29.95%        -3.11%         7.62%      10.66% (8/3/92)
Russell 2000 Index          -4.49%         -4.49%        -26.97%        -4.12%         6.22%       7.65% (8/3/92)

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               VALUE OF $10,000 INVESTED IN QUANT SMALL CAP (QSC)
                        ORDINARY SHARES VS. RUSSELL 2000
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                               <GRAPHIC OMITTED>



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                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                                              USBNX      (Ordinary)
                                                           QBNAX (Institutional)

Number of Companies                                        53

Median Market Cap                                          $1.2 billion

Price to Book                                              2.4

Price to Earnings                                          11.8

Assets Under Management                                    $48 million

The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as a representative of the genral market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past perfance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at the Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee or a deferred sales charge. The one year, five year, ten year, and since inception (1/6/93) returns for institutional shares are -28.87%, -2.43%, 8.29%, and 9.09%. respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charege of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distrubuted by the U.S. Boston Capital Corporation, Member NASD, SIPC

[LOGO] QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

[PHOTO]

Robert von Pentz

The Quant Small Cap Fund* is a small company fund that seeks investment opportunities among companies with smaller market capitalization or larger companies with higher than average expected earnings growth rates. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. The Fund is also managed by Rhys Williams who joined Columbia Partners in 1997.

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                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Priority Healthcare Corporation                                      4.99
Renaissance Holdings Ltd                                             4.70
Chesapeake Energy Corporation                                        4.37
Ventas, Inc.                                                         3.67
Brown & Brown, Inc.                                                  3.50
Entertainment Properties Trust                                       3.42
Mid Atlantic Medical Services, Inc.                                  3.22
Crown Castle International Corporation                               3.21
STERIS Corporation                                                   3.10
Everest Re Group, Ltd.                                               3.07

*Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

   [The following table was depicted as a pie chart in the printed material.]

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                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

Financials                                                                24.19%
Consumer Cyclicals                                                        15.99%
Health Care                                                               15.83%
Technology                                                                12.14%
Energy                                                                     8.10%
Basic Materials                                                            5.61%
Capital Goods                                                              5.58%
Consumer Staples                                                           5.11%
Cash and Other Assets (Net)                                                4.24%
Utilities                                                                  3.21%

[LOGO] QUANT MID CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

---------------------
INVESTMENT COMMENTARY
---------------------

[LOGO] The Quant Mid Cap Fund slighty underperformed its benchmark in the quarter ended March 31, 2003 albeit for very specific reasons. The Fund was principally hurt in the quarter by our sizeable investment in the energy services area. Despite higher gas prices, which Fund Management believes to be more than a "cold weather" phenomenon, the Fund's energy services investments (principally oil and gas drilling) lagged the market. Usually, these stocks move in tandem with gas prices and production companies. As best as Fund Management can tell, the energy services stocks did not participate for a couple of reasons, both of which are believed to be transitory. First, it was widely believed that oil prices would fall if the oil fields in Iraq escaped unharmed. The second was that the weak economy would usher in lower demand for energy products. The fear was that gas prices would fall making commitments to new drilling activities unwise. Fund Management believes that we are in a new pricing environment for gas prices with low end of prices being close to the former peak ($4 to $5) and spikes into the low double digit range when the weather is especially unfavorable. Gas production is shrinking because most of the productive fields in North America are depleting faster than new production can be brought on and that we should have a two to three year period of outperformance as it will take that long to generate enough new supply to bring prices back to more normal levels. All of this argues for significant increases in drilling in the months to come.

[LOGO] On the positive side, investments in both the consumer area and in technology outperformed, offsetting some of the declines elsewhere. Companies like Sonic Corporation (2.91%) and Hasbro, Inc. (2.43%) were among the better contributors to performance. Despite the fact that the market traded on news of the Middle East, Fund Management was pleased to see that fundamentals mattered once again. The market rewarded companies with higher growth rates whose businesses were improving as measured by earnings outlooks. Valuation also mattered. This is especially important given the many shocks to the market over the past three years.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the S&P400 Index.

-----------------------------------------------------------------------------------------------------
                             1Q03       Calendar YTD       One Year      Five Year    Since Inception
PERFORMANCE UPDATE         (at NAV)       (at NAV)         (at POP)      (at POP)        (at POP)
-----------------------------------------------------------------------------------------------------
Quant Mid Cap Fund          -6.69%         -6.69%           -33.73%       -4.55%      7.89% (3/20/95)
S&P 400 Index               -4.44%         -4.44%           -23.45%        3.27%     12.20% (3/20/95)

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  VALUE OF $10,000 INVESTED IN QUANT MID CAP (QMC) ORDINARY SHARES VS. S&P 400
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                               <GRAPHIC OMITTED>



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                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                                              QNIIX      (Ordinary)
                                                           QNIAX (Institutional)

Number of Companies                                        56

Median Market Cap                                          $2.9 billion

Price to Book                                              2.3

Price to Earnings                                          13.8

Assets Under Management                                    $8 million

The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP").reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 25bp. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee. The Quant Mid Cap Fund does not have a 1% deferred sales charge. The one year, five year and since inception (4/17/95) returns for Institutional Shares are -33.57%, -4.25%, 7.86%. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[LOGO] QUANT MID CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

[PHOTO]

Robert von Pentz

The Quant Mid Cap Fund seeks investment opportunities among companies with medium market capitalizations. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and have the potential to produce higher sales and earnings growth rates than larger, more established companies.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

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                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Weatherford International Inc.                                       3.40
ENSCO International Inc.                                             3.08
Sonic Corporation                                                    2.93
Noble Corporation                                                    2.91
Pactiv Corporation                                                   2.81
Hibernia Corporation                                                 2.80
Forest Laboratories, Inc.                                            2.56
Office Depot, Inc.                                                   2.54
Black & Decker Corporation                                           2.48
Eaton Vance Corporation                                              2.46

   [The following table was depicted as a pie chart in the printed material.]

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                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

Consumer Cyclical                                                         22.35%
Financials                                                                15.39%
Technology                                                                14.97%
Energy                                                                    10.94%
Health Care                                                                9.83%
Capital Goods                                                              7.53%
Basic Materials                                                            7.03%
Consumer Staples                                                           6.22%
Utilities                                                                  3.20%
Cash and Other Assets (Net)                                                2.54%

[LOGO] QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

---------------------
INVESTMENT COMMENTARY
---------------------

[LOGO] Global equity markets suffered a disappointing first quarter of 2003, as bonds captured most fresh investment flows that usually cause equities to rally early in a new year. This year's rally was relatively short, with the S&P peaking on January 14, 2003. Prior to formal engagement against Iraq, heavy flows into bond funds and a lagging equity market focused attention on sluggish global growth and lingering profits deflation. The U.S. economic engine could spark to life as the oil price tumbles and sentiment rebounds, however, following the conclusion of the engagement in Iraq. A steady increase in the annual inflation rate over the past several months to 3% suggests that deflation fears are overblown. At the same time, both consumers and businesses have been repairingtheir extended balance sheets, providing solid financial backing for post-war growth.

[LOGO] With the U.S. still very much the leader and linchpin of the global economy, the S&P 500 outperformed international market averages in the first quarter. Although the S&P did retreat by 3.2% for the quarter ended March 31, 2003, most European and Asian markets fell more. Within the U.S., the only sectors posting positive returns were energy and health care, both typically strong in difficult markets. Given high oil and gas prices, it was a bit surprising that energy stocks returned only 0.7% but investors remained cautious while waiting for product prices to fall to more sustainable levels. Rallies in several biotechnology stocks, including a nearly 20% rise in Amgen Inc. (1.75%), spurred the 1.3% gain in health care. Telecommunications was the major loser in the first quarter of 2003, falling 14.4%, as competition and overcapacity dogged the sector. The consumer discretionary area declined only 1.4%, but the auto and auto parts industries fell in the double-digits.

[LOGO] A critical ingredient for equities in the remainder of the year will be a demand-led recovery. A poor job market and severely stretched municipal budgets are risks, while declining oil prices, low interest rates, and passage by Congress of a stimulus package should keep the U.S. economy on an even keel. The stock market can do well as long as growth expectations remain modest and geopolitical concerns are allowed to abate.

All specific sector/security returns referenced above refer to the quarterly weighted returns in the specific market securities comprising the S&P 500 Index.

-----------------------------------------------------------------------------------------------------------------
                                  1Q03     Calendar YTD  One Year     Five Year      Ten Year     Since Inception
PERFORMANCE UPDATE              (at NAV)     (at NAV)    (at POP)      (at POP)      (at POP)        (at POP)
-----------------------------------------------------------------------------------------------------------------
Quant Growth & Income Fund       -5.05%       -5.05%      -26.31%       -4.71%         6.98%      10.59% (5/6/85)
S&P 500 Index                    -3.15%       -3.15%      -24.76%       -3.77%         8.53%      11.51% (5/6/85)

--------------------------------------------------------------------------------
             VALUE OF $10,000 INVESTED IN QUANT GROWTH INCOME (QGI)
                           ORDINARY SHARES VS. S&P 500
--------------------------------------------------------------------------------



                               <GRAPHIC OMITTED>



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                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                                              USBOX      (Ordinary)
                                                           QGIAX (Institutional)

Number of Companies                                        56

Price to Book                                              2.91

Price to Earnings                                          20.66

Assets Under Management                                    $37 million

The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year, five year, ten year and since inception (3/25/91) returns for Institutional Shares are -25.17%, -4.01%, 7.64%, and 8.51%., respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[LOGO] QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

[PHOTO]

Steve McCarthy

The Quant Growth and Income Fund, created in 1985, seeks long-term growth of capital and income by investing primarily in the common stocks of larger companies with equity capital that are currently paying dividends. The Fund is designed to be a core large cap common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Fund employs a conservative equity investment strategy that makes it well suited for longer-term investors seeking a domestic stock fund.

Investment Process The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

Buy and Sell Discipline Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multifactor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends and asset values, which are compared to the current price of stock. Based on these and other factors, a company's stock is assigned a ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

Management The Fund is managed by a team of analysts at SSgA Funds Management, Inc. located in Boston, Massachusetts. The lead portfolio manager is Steve McCarthy.

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                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Microsoft Corporation                                                4.96
General Electric Company                                             3.66
Wal-Mart Stores, Inc.                                                3.52
Exxon Mobil Corporation                                              3.37
Citigroup Inc.                                                       3.17
International Business Machines                                      2.92
Dell Computer Corporation                                            2.85
Pfizer Inc.                                                          2.62
American International Group, Inc.                                   2.52
PepsiCo, Inc.                                                        2.49

   [The following table was depicted as a pie chart in the printed material.]

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                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

Information Technology                                                    18.81%
Financials                                                                16.61%
Health Care                                                               15.55%
Consumer Staples                                                          12.40%
Industrials                                                               12.01%
Energy                                                                     8.41%
Consumer Discretionary                                                     7.02%
Telecommunication Services                                                 3.46%
Utilities                                                                  2.06%
Cash and Other Assets (Net)                                                1.87%
Materials                                                                  1.80%

[LOGO] QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

---------------------
INVESTMENT COMMENTARY
---------------------

[LOGO] The MSCI Emerging Markets Free Index returned -6.0% during the first quarter of 2003, outperforming the MSCI developed markets "EAFE" Index by 2.1%. The Quantitative Emerging Market Fund returned -4.4% during this time frame, outperforming the MSCI EMF Index by 162 basis points.

[LOGO] The MSCI Latin region experienced the best results in the emerging markets, posting a gain of 0.2%. The MSCI EMF Europe & Middle East region returned -1.3% while the MSCI EMF Asia region posted losses of -8.7%. The Quantitative Emerging Markets Fund held 50% of its holdings within the Asian markets. This region in the Fund returned -4.5% during the quarter, outperforming the MSCI Asian region by 4.3%. European holdings accounted for nearly 33% of the Fund's holdings. This region returned -5% for the quarter. Finally, the Fund's holdings within the Latin region underperformed the MSCI Latin Index by 2%, this region accounted for 16% of the Fund's total holdings.

[LOGO] The best performing country within the emerging markets was Argentina; it climbed 19% during the first quarter. The worst performing country was Korea, which fell 18%. About a fifth of the MSCI EMF Index is held within Korea. The Fund's holdings within Korea accounted for 15% of the Fund; it returned -14%, outperforming the MSCI Korea Index by 4%. The best performing markets within the Fund were China (+10%), Philippines (+12%), Thailand (+12%), and Russia (+12%).

[LOGO] Stock selection was a positive contributor to the Fund's performance, especially within the Insurance, Non Ferrous Metals, Beverages & Tobacco, and Merchandising related industries. The best contributors of stock selection came from Korea, India, and Turkey.

[LOGO] After all was said and done, however, the Fund out performed its benchmark for the one-year period ending March 31, 2003 by just under 5 percent. Looking forward, we believe that Emerging Markets continue to offer opportunities for the Fund's shareholders.

All specific sector/security returns referenced above refer to the quarterly weighted returns in the specific market securities comprising the MSCI EMF Free Index.

-------------------------------------------------------------------------------------------------------
                                     1Q03     Calendar YTD  One Year     Five Year     Since Inception
PERFORMANCE UPDATE                 (at NAV)     (at NAV)    (at POP)      (at POP)         (at POP)
-------------------------------------------------------------------------------------------------------
Quant Emerging Markets              -4.38%       -4.38%      -15.82%       -4.15%      -5.05% (9/30/94)
Morgan Stanley EMF Free Index       -6.00%       -6.00%      -20.80%       -6.90%      -6.33% (9/30/94)

--------------------------------------------------------------------------------
            VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS (QEM)
                             ORDINARY SHARES VS. EMF
--------------------------------------------------------------------------------



                               <GRAPHIC OMITTED>



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                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                                              QFFOX      (Ordinary)
                                                           QEMAX (Institutional)

Number of Companies                                        61

Assets Under Management                                    $11 million

The Morgan Stanley Capital International Emerging Markets Free ("EMF Free") Index is an unmanaged index comprised in stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year, five year and since inception (4/2/96) returns for Institutional Shares are -14.58%, -3.54%, and -2.89% respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[LOGO] QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

[PHOTO]

David Nolan

The Quant Emerging Markets Fund* is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

Investment Process To manage investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at most times in eight or more countries. At least two, and generally three, broad geographic regions, such as Latin America, Asia and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated opportunistically by the manager to selected emerging markets.

Buy and Sell Discipline Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The Fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market. The Fund supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

Management The Fund is managed by Independence Investment LLC, a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. The portfolio manager for the Fund is David Nolan.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
Samsung Electronics Ltd.                                             3.85
Telefonos De Mexicco                                                 3.74
Sasol Ltd.                                                           3.37
Gerdau Sa Siderurg                                                   3.20
State Bank of India                                                  3.00
Samsung SDI Company Ltd.                                             2.90
Sinopec Shanghai Petrochemical                                       2.57
Gold Fields Ltd.                                                     2.52
Komercni Banks AS                                                    2.45
Foschini                                                             2.42

* Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

South Africa                                                              15.82%
South Korea                                                               15.31%
Taiwan                                                                     9.88%
Brazil                                                                     9.10%
Malaysia                                                                   7.35%
Cash and Other Assets (Net)                                                6.63%
Mexico                                                                     6.55%
India                                                                      6.31%
China                                                                      5.10%
Thailand                                                                   4.52%
Hungary                                                                    3.94%
Turkey                                                                     3.50%
Czech Republic                                                             2.47%
Russia                                                                     2.32%
Philippines                                                                0.66%
Israel                                                                     0.54%

[LOGO] QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

---------------------
INVESTMENT COMMENTARY
---------------------

[LOGO] The Quant Foreign Value Fund began 2003 with a 7.25% decline for the three months ending March 31, 2003, outperforming the Fund's benchmark EAFE Index, which returned -8.13% for the quarter. The Fund also remains ahead of its benchmark over the past 1 and 3 years and since inception.

[LOGO] During the first quarter 2003, the Fund benefited from positive returns in UK homebuilder stocks that advanced 8 to 14% during the period, and found similar success with rebounding technology companies. UK homebuilders continue to grow volumes and increase selling prices, resulting in good cash flow growth. UK housing price increases have been a concern but the trend is more problematic near London where the Fund's investments have low exposure. In addition, prices have moderated to a sustainable level that should allow for further unit growth. The Fund manager considers these companies to be excellent values.

[LOGO] While many technology stocks declined in 2002, most of the Fund's technology holdings generated positive cash flow. Many of the technology companies, in which the Fund held positions, became competitively stronger while rivals struggled to survive. This trend has evolved in the first quarter of 2003. To note: The Fund's investments generally depend on the diffusion of technology into the economy across many industrial and consumer products rather than the success of a particular technology. Technology investments advanced 9 to 30% during the period.

[LOGO] The Fund also experienced positive returns due to holdings in Europe, including luxury goods, elevator company Kone Oy-B (3.04%), automaker Peugeot S.A. (2.24%), and integrated oil firm Repsol Ypf S.A. (3.57%).

[LOGO] The appreciation of the rand will likely reduce earnings of export companies and may slow export led growth in South Africa. The Fund has made strong gains over the last several years in South Africa with the rand depreciation so the fund manager is mindful of changes in competitive advantage that an appreciating rand may bring.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the MSCI EAFE Index.

-------------------------------------------------------------------------------------------------
                                1Q03    Calendar YTD  One Year    Three Year     Since Inception
PERFORMANCE UPDATE            (at NAV)    (at NAV)    (at POP)      (at POP)         (at POP)
-------------------------------------------------------------------------------------------------
Quant Foreign Value            -7.25%      -7.25%      -19.61%       -4.86%      -3.29% (5/15/98)
Morgan Stanley EAFE Index      -8.13%      -8.13%      -22.85%      -11.31%      -7.12% (5/15/98)

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT FORIEGN VALUE (QFV) ORDINARY SHARES VS. EAFE
--------------------------------------------------------------------------------



                               <GRAPHIC OMITTED>



--------------------------------------------------------------------------------
                                FUND INFORMATION
--------------------------------------------------------------------------------

Ticker Symbol                                              QFVOX      (Ordinary)
                                                           N/A   (Institutional)

Number of Companies                                        41

Price to Book                                              1.4

Price to Earnings                                          8.28

Assets Under Management                                    $30 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

Past performance is no guarantee of future results This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 25bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year, three year, and since inception (12/18/98) returns for Institutional Shares are -18.62%, -4.31%, and -0.53%, respectively. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[LOGO] QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2003

[PHOTO]

Bernard R. Horn, Jr.

The Quant Foreign Value Fund* provides investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broad-based stock indices.

Investment Process The Fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund may also invest a portion of its assets in emerging markets. The diversification within the Fund, coupled with the fact that the operation of the Fund's investment model will generally lead the Fund to be invested in 10 or more countries, reduces the likelihood that negative performance of a single country will significantly impact the Fund's return.

Buy and Sell Discipline The investment process for the Fund combines both quantitative and fundamental techniques. The Fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The Fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 companies down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the Fund supplements the screening process by performing in-depth financial and fundamental analysis.

Management The Fund is managed by Bernard R. Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the Fund.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Company                                                       % Total Net Assets
--------------------------------------------------------------------------------
ASM Pacific Technology                                               4.70
Methanex Corporation                                                 3.73
Repsol YPF SA                                                        3.60
Yit-Yhtyma OYJ                                                       3.09
Bellway PLC                                                          3.09
Kone Corporation OYJ-B                                               3.06
Sasol Ltd.                                                           3.05
Persimmon PLC                                                        3.02
Svenska Cellulosa AB                                                 2.78
Union Electrica Fenosa                                               2.72

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

   [The following table was depicted as a pie chart in the printed material.]

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

United Kingdom                                                            16.73%
South Africa                                                              11.52%
Finland                                                                   10.02%
France                                                                     9.69%
Spain                                                                      8.29%
Hong Kong                                                                  6.76%
Italy                                                                      6.32%
Korea, Republic of                                                         6.12%
Cash and Other Assets (Net)                                                4.86%
Norway                                                                     4.01%
Cananda                                                                    3.73%
Netherlands                                                                2.92%
Sweden                                                                     2.78%
Australia                                                                  2.56%
Germany                                                                    2.38%
Thailand                                                                   0.84%
Taiwan                                                                     0.47%

QUANT FUNDS
--------------------------------------------------------------------------------

[LOGO]

May 31, 2003

Dear Fellow Shareholder:

     We are pleased to provide you with the Annual Report of the Quant Funds for the twelve-month period ended March 31, 2003. This letter is to update you on recent market conditions and the performance of the Quant Funds. Please reference the investment profile located in this Annual Report for more detailed information on all of the Quant Funds.

     Throughout the world, markets have been challenged with recent political events. Our managers have positioned our Funds so that they are able to take advantage of current market trends in light of recent events and we are confident that our Funds will have the opportunity to continue to perform well throughout the coming months.

     The Federal Reserve decided to leave the interest rates unchanged at its last meeting and there is talk of possible further rate cuts in the future. Future interest rate cuts may allow companies to return higher earnings numbers and therefore show greater returns within our Funds.

     On May 2, 2003, the State Street Research International Equity Fund merged into the Quant Foreign Value Fund. We would like to welcome our new shareholders and encourage them to visit us on our website, www.quantfunds.com, to learn more about our Funds. The merger was just one of the avenues that management is exploring to create new opportunities for all of our Funds.

     We always welcome your comments and feedback. Please feel free to email us at feedback@quantfunds.com or call us 1-800-326-2151 with any questions or assistance on your account. We look forward to sharing another promising year with you and we thank you for your continued confidence in Quant Funds.

Sincerely,

/s/ Willard Umphrey

Willard Umphrey
Chief Executive Officer

55 Old Bedford Road, Lincoln, MA 01773 o voice 800-326-2151 o fax 781-259-1166 o www.QuantFunds.com o Distributed by U.S. Boston Capital Corp.

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT SMALL CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--95.8%

                                                      Shares             Value
APPAREL & TEXTILES--1.2%
  Osh Kosh B'Gosh, Inc.                                23,130       $   601,380
                                                                    -----------
BROADCASTING & CABLE TV--1.1%
  Regent Communications, Inc. (a)                     111,955           531,786
                                                                    -----------
CHEMICALS--4.5%
  Airgas, Inc. (a)                                     69,605         1,288,389
  Georgia Gulf Corporation                             42,550           856,531
                                                                    -----------
                                                                      2,144,920
                                                                    -----------
COMMUNICATIONS EQUIPMENT--6.9%
  Adaptec, Inc. (a)                                    79,645           480,259
  ADC Telecommunications, Inc. (a)                    128,925           265,586
  Cable Design Technologies Corporation (a)            31,582           210,020
  Comverse Technology, Inc. (a)                        72,570           820,767
  Crown Castle International Corporation (a)          280,010         1,540,055
                                                                    -----------
                                                                      3,316,687
                                                                    -----------
COMPUTERS & PERIPHERALS--4.5%
  ATI Technologies Inc. (a)                           204,680         1,052,055
  Henry (Jack) & Associates Inc.                       30,310           320,983
  Western Digital Corporation (a)                      86,085           779,930
                                                                    -----------
                                                                      2,152,968
                                                                    -----------
CONSTRUCTION MATERIAL--1.1%
  Florida Rock Industries, Inc.                        16,210           548,709
                                                                    -----------
DRUG & HEALTHCARE--18.4%
  First Health Group Corporation (a)                   17,865           454,485
  Mid Atlantic Medical Services, Inc. (a)              38,125         1,545,969
  NBTY, Inc. (a)                                       64,605         1,224,911
  Priority Healthcare Corporation (a)                  89,815         2,393,570
  Schein (Henry), Inc. (a)                             20,145           908,539
  Shire Pharmaceuticals Group PLC (a) (c)              43,590           807,723
  STERIS Corporation (a)                               56,845         1,487,065
                                                                    -----------
                                                                      8,822,262
                                                                    -----------
ELECTRONICS--2.0%
  Integrated Circuit Systems, Inc. (a)                 25,330           549,661
  RF Micro Devices, Inc. (a)                           66,905           403,370
                                                                    -----------
                                                                        953,031
                                                                    -----------
ENERGY EQUIPMENT & SERVICES--3.7%
  Core Laboratories N.V. (a)                          105,310         1,095,224
  GlobalSantaFe Corporation                            33,817           698,321
                                                                    -----------
                                                                      1,793,545
                                                                    -----------
ENTERTAINMENT & RECREATION--4.2%
  4 Kids Entertainment Inc. (a)                        41,575           490,585
  International Speedway Corporation                   30,035         1,203,202
  Oakley, Inc. (a)                                     37,435           308,839
                                                                    -----------
                                                                      2,002,626
                                                                    -----------
FINANCIAL SERVICES--2.2%
  Cash America International, Inc.                     73,110           693,083
  IndyMac Bancorp, Inc. (a)                            17,645           343,195
                                                                    -----------
                                                                      1,036,278
                                                                    -----------
FOOD & BEVERAGE--1.2%
  Bunge Ltd.                                           23,105           581,322
                                                                    -----------

                                                      Shares             Value
HOTEL & RESTAURANTS--2.4%
  Cheesecake Factory Inc. (a)                          11,790       $   380,463
  RARE Hospitality International, Inc. (a)             27,220           757,805
                                                                    -----------
                                                                      1,138,268
                                                                    -----------
INSURANCE--11.3%
  Brown & Brown, Inc.                                  53,690         1,681,034
  Everest Re Group, Ltd.                               25,730         1,472,013
  RenaissanceRe Holdings Ltd.                          56,340         2,256,417
                                                                    -----------
                                                                      5,409,464
                                                                    -----------
IT CONSULTING & SERVICES--2.9%
  Answerthink, Inc. (a)                               151,460           333,212
  Titan Corporation (a)                               142,305         1,060,172
                                                                    -----------
                                                                      1,393,384
                                                                    -----------
MISCELLANEOUS--2.1%
  Actuant Corporation (a)                              18,880           663,632
  Bright Horizons Family Solutions, Inc. (a)           12,455           348,989
                                                                    -----------
                                                                      1,012,621
                                                                    -----------
OIL & GAS OPERATIONS--4.4%
  Chesapeake Energy Corporation (a)                   266,741         2,096,584
                                                                    -----------
REAL ESTATE--10.8%
  Arden Realty, Inc.                                   40,890           927,385
  Corrections Corporation of America (a)               17,175           299,876
  Duke Realty Corporation                              19,665           530,562
  Entertainment Properties Trust                       62,035         1,643,928
  Ventas, Inc.                                        151,865         1,761,634
                                                                    -----------
                                                                      5,163,385
                                                                    -----------
RETAIL TRADE--4.4%
  7-Eleven, Inc. (a)                                   93,040           647,558
  Office Depot, Inc. (a)                               81,960           969,587
  Pier 1 Imports, Inc.                                 30,180           478,655
                                                                    -----------
                                                                      2,095,800
                                                                    -----------
SECURITY SYSTEMS & SERVICES--0.6%
  The Pittston Company                                 21,475           297,644
                                                                    -----------
SOFTWARE--4.4%
  Borland Software Corporation (a)                     47,045           432,814
  Cognos Incorporated (a)                              31,730           720,937
  Take-Two Interactive Software Inc. (a)               43,745           977,701
                                                                    -----------
                                                                      2,131,452
                                                                    -----------
WASTE MANAGEMENT--1.5%
  Waste Connections, Inc. (a)                          21,580           744,510
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $44,663,067)                                                 45,968,626
                                                                    -----------

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT SMALL CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--4.8%

                                                                         Par Value          Value
  State Street Bank & Trust Repurchase
    Agreement 0.25%, 4/01/03, (Dated
    03/31/03), Collateralized by
    $1,845,000 U.S. Treasury Bond
    7.125%, 02/15/23, Market Value
    $2,344,243.75, Repurchase
    Proceeds $2,298,016
    (Cost $2,298,000)                                                  $2,298,000      $ 2,298,000
                                                                                       ------------
TOTAL INVESTMENTS--100.6%
  (Cost $46,961,067) (b)                                                                48,266,626
OTHER ASSETS & LIABILITIES (NET)--(0.6)%                                                  (261,960)
                                                                                       ------------
NET ASSETS--100%                                                                       $48,004,666
                                                                                       ============
(a)  Non-income producing security.
(b)  At March 31, 2003, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $47,131,897 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost                                                              $ 5,038,362
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                   (3,903,633)
                                                                                       ------------
     Net unrealized appreciation                                                       $ 1,134,729
                                                                                       ============

(c)  ADR--American Depository Receipts

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT MID CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--98.2%

                                                   Shares             Value
AEROSPACE & DEFENSE--2.2%
  Alliant Techsystems Inc. (a)                      3,300        $  178,233
                                                                 ----------
BANKS--4.9%
  Hibernia Corporation                             13,555           229,893
  Sovereign Bancorp, Inc.                          12,610           174,648
                                                                 ----------
                                                                    404,541
                                                                 ----------
BROADCASTING & CABLE TV--2.0%
  USA Interactive (a)                               6,155           164,892
                                                                 ----------
COMMUNICATIONS--1.9%
  Nextel Communications, Inc.                      11,780           157,734
                                                                 ----------
COMPUTERS & PERIPHERALS--3.4%
  Lexmark International, Inc. (a)                   2,110           141,265
  Network Appliance, Inc. (a)                      11,995           134,224
                                                                 ----------
                                                                    275,489
                                                                 ----------
CONSTRUCTION SERVICES & MATERIAL--2.3%
  KB Home                                           1,765            80,219
  Martin Marietta Materials, Inc.                   4,010           110,716
                                                                 ----------
                                                                    190,935
                                                                 ----------
CONTAINERS & PACKAGING--4.5%
  Pactiv Corporation (a)                           11,380           231,014
  Smurfit-Stone Container Corporation (a)          10,330           137,998
                                                                 ----------
                                                                    369,012
                                                                 ----------
DRUGS & HEALTHCARE--8.2%
  Barr Laboratories, Inc. (a)                         750            42,750
  Bausch & Lomb Inc.                                3,450           113,470
  Forest Laboratories, Inc. (a)                     3,900           210,483
  Genzyme Corporation (a)                           5,085           185,348
  King Pharmaceuticals, Inc. (a)                    9,921           118,358
                                                                 ----------
                                                                    670,409
                                                                 ----------
ELECTRIC UTILITIES--1.3%
  FirstEnergy Corporation                           3,395           106,943
                                                                 ----------
ELECTRONICS--6.4%
  Advanced Micro Devices, Inc. (a)                 10,610            65,570
  AVX Corporation                                   7,980            71,820
  Jabil Circuit, Inc. (a)                           6,250           109,375
  LSI Logic Corporation (a)                        15,420            69,698
  Skyworks Solutions, Inc. (a)                     19,050           118,682
  Vishay Intertechnology, Inc.                      9,040            92,027
                                                                 ----------
                                                                    527,172
                                                                 ----------
ENERGY EQUIPMENT & SERVICES--9.4%
  ENSCO International Inc.                          9,910           252,804
  Noble Corporation (a)                             7,610           239,106
  Weatherford International Inc.                    7,380           278,743
                                                                 ----------
                                                                    770,653
                                                                 ----------
ENTERTAINMENT & RECREATION--2.4%
  Hasbro, Inc.                                     14,500           201,405
                                                                 ----------
FINANCIAL SERVICES--2.1%
  Countrywide Financial Corporation                 3,030           174,225
                                                                 ----------
FOOD & BEVERAGE--4.4%
  Bunge Ltd.                                        7,790           195,996
  Smucker (J. M.) Company                           4,675           163,485
                                                                 ----------
                                                                    359,481
                                                                 ----------

                                                   Shares             Value
FOREST PRODUCTS--1.2%
  Georgia-Pacific Corporation                       7,335        $  101,957
                                                                 ----------
HOTELS & RESTAURANTS--4.5%
  Brinker International Inc. (a)                    4,140           126,270
  Sonic Corporation (a)                             9,460           240,852
                                                                 ----------
                                                                    367,122
                                                                 ----------
INDUSTRIAL CONGLOMERATES--2.5%
  Pentair, Inc.                                     3,520           124,432
  Textron, Inc.                                     2,885            79,222
                                                                 ----------
                                                                    203,654
                                                                 ----------
INSURANCE--1.7%
  Humana Inc.                                      14,850           142,560
                                                                 ----------
INVESTMENT SERVICES--8.5%
  Ameritrade Holding Corporation (a)               30,440           150,982
  Bear Stearns Companies Inc.                       2,945           193,192
  Eaton Vance Corporation                           7,550           201,812
  Waddell & Reed Financial, Inc.                    8,430           148,115
                                                                 ----------
                                                                    694,101
                                                                 ----------
IT CONSULTING & SERVICES--2.3%
  BearingPoint, Inc. (a)                           14,555            92,715
  Yahoo! Inc. (a)                                   4,145            99,563
                                                                 ----------
                                                                    192,278
                                                                 ----------
MISCELLANEOUS--2.1%
  SPX Corporation (a)                               4,980           170,117
                                                                 ----------
OIL & GAS OPERATIONS--1.6%
  Amerada Hess Corporation                          2,970           131,452
  Apache Corporation                                   43             2,624
                                                                 ----------
                                                                    134,076
                                                                 ----------
PERSONAL & HOUSEHOLD PRODUCTS--3.8%
  Dial Corporation                                  7,980           154,812
  Newell Rubbermaid Inc.                            5,585           158,335
                                                                 ----------
                                                                    313,147
                                                                 ----------
RETAIL TRADE--10.7%
  AnnTaylor Stores Corporation (a)                  6,340           130,160
  AutoNation, Inc.                                 11,075           141,206
  Black & Decker Corporation                        5,840           203,582
  Chico's FAS, Inc. (a)                             6,335           126,700
  La-Z-Boy Inc.                                     3,835            66,269
  Office Depot, Inc. (a)                           17,630           208,563
                                                                 ----------
                                                                    876,480
                                                                 ----------
SOFTWARE--3.0%
  BMC Software, Inc. (a)                            6,885           103,895
  Symantec Corporation (a)                          3,555           139,285
                                                                 ----------
                                                                    243,180
                                                                 ----------
WASTE MANAGEMENT--0.9%
  Allied Waste Industries, Inc. (a)                 8,815            70,432
                                                                 ----------
TOTAL COMMON STOCK
  (Cost $9,671,597)                                               8,060,228
                                                                 ----------

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT MID CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--3.6%

                                                                       Par Value         Value
  State Street Bank & Trust Repurchase
    Agreement 0.25%, 04/01/03,
    (Dated 03/31/03), Collateralized by
    $210,000 U.S. Treasury Bond
    8.125%, 05/15/21, Market Value
    $302,051, Repurchase Proceeds
    $295,002 (Cost $295,000)                                          $295,000      $   295,000
                                                                                    -----------
TOTAL INVESTMENTS--101.8%
  (Cost $9,966,597) (b)                                                             $ 8,355,228
OTHER ASSETS & LIABILITIES (NET)--(1.8)%                                               (148,121)
                                                                                    -----------
NET ASSETS--100%                                                                    $ 8,207,107
                                                                                    ===========
(a)  Non-income producing security.
(b)  At March 31, 2003, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $9,973,359 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost                                                           $   543,510
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                (2,161,641)
                                                                                    -----------
     Net unrealized depreciation                                                    $(1,618,131)
                                                                                    ===========

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

COMMON STOCK--98.1%

                                                 Shares             Value
ADVERTISING--2.2%
  Omnicom Group Inc.                              7,000        $   379,190
  WPP Group PLC (c)                              15,648            430,633
                                                               -----------
                                                                   809,823
                                                               -----------
AEROSPACE & DEFENSE--2.0%
  General Dynamics Corporation                    7,600            418,532
  Lockheed Martin Corporation                     7,000            332,850
                                                               -----------
                                                                   751,382
                                                               -----------
AUTOMOBILES--1.5%
  Honda Motor Company, Ltd. (c)                  32,718            543,119
                                                               -----------
BROADCASTING & CABLE TV--0.7%
  Clear Channel Communications Inc. (a)           7,500            254,400
                                                               -----------
BUSINESS SERVICES & SUPPLIES--3.0%
  Automatic Data Processing, Inc.                16,200            498,798
  Avery Dennison Corporation                     10,700            627,769
                                                               -----------
                                                                 1,126,567
                                                               -----------
COMMUNICATIONS EQUIPMENT--1.2%
  Cisco Systems, Inc. (a)                        19,500            253,110
  Nokia Corporation (c)                          12,550            175,825
                                                               -----------
                                                                   428,935
                                                               -----------
COMPUTERS & PERIPHERALS--7.4%
  Canon Inc. (c)                                 17,600            617,584
  Dell Computer Corporation (a)                  38,700          1,056,897
  International Business Machines                13,800          1,082,334
                                                               -----------
                                                                 2,756,815
                                                               -----------
DRUGS & HEALTHCARE--14.5%
  Amgen, Inc. (a)                                11,100            638,805
  Cardinal Health, Inc.                          13,600            774,792
  Eli Lilly & Company                            11,900            680,085
  HCA Inc.                                       19,100            789,976
  Invitrogen Corporation (a)                     14,400            441,072
  Johnson & Johnson                              10,200            590,274
  Pfizer Inc.                                    31,200            972,192
  Stryker Corporation                             7,200            494,280
                                                               -----------
                                                                 5,381,476
                                                               -----------
ELECTRIC UTILITIES--2.1%
  Entergy Corporation                            15,900            765,585
                                                               -----------
ELECTRONICS--5.4%
  Applied Materials, Inc. (a)                    29,600            372,368
  Flextronics International Ltd.                 86,400            753,408
  Intel Corporation                              19,900            323,972
  Sony Corporation (c)                           15,800            555,054
                                                               -----------
                                                                 2,004,802
                                                               -----------
ENERGY EQUIPMENT & SERVICES--3.8%
  Nabors Industries Ltd. (a)                     18,500            737,595
  Noble Corporation (a)                          21,300            669,246
                                                               -----------
                                                                 1,406,841
                                                               -----------
FINANCIAL SERVICES--12.0%
  American Express Company                       13,400            445,282
  Bank of America Corporation                    11,900            795,396
  Citigroup Inc.                                 34,166          1,177,019
  Morgan Stanley                                 20,900            801,515

                                                 Shares             Value
FINANCIAL SERVICES--Continued
  UBS AG                                         17,250        $   736,575
  Wells Fargo & Company                          11,100            499,389
                                                               -----------
                                                                 4,455,176
                                                               -----------
FOOD & BEVERAGE--4.4%
  Nestle SA (c)                                   9,090            449,802
  PepsiCo, Inc.                                  23,100            924,000
  Sysco Corporation                              10,200            259,488
                                                               -----------
                                                                 1,633,290
                                                               -----------
INDUSTRIAL CONGLOMERATES--4.7%
  3M Company                                      3,000            390,090
  General Electric Company                       53,200          1,356,600
                                                               -----------
                                                                 1,746,690
                                                               -----------
INSURANCE--4.6%
  American International Group, Inc.             18,900            934,605
  Marsh & McLennan Companies, Inc.               18,000            767,340
                                                               -----------
                                                                 1,701,945
                                                               -----------
LIQUOR--1.0%
  Anheuser-Busch Companies, Inc.                  8,000            372,880
                                                               -----------
MISCELLANEOUS--0.8%
  Illinois Tool Works Inc.                        5,400            314,010
                                                               -----------
OIL & GAS INTEGRATED--4.6%
  EOG Resources, Inc.                            11,600            458,896
  Exxon Mobil Corporation                        35,800          1,251,210
                                                               -----------
                                                                 1,710,106
                                                               -----------
PERSONAL & HOUSEHOLD PRODUCTS--5.2%
  Colgate-Palmolive Company                      16,400            892,816
  Ecolab Inc.                                    13,500            665,955
  Kimberly-Clark Corporation                      8,600            390,956
                                                               -----------
                                                                 1,949,727
                                                               -----------
RAILROAD--0.9%
  Norfolk Southern Corporation                   17,100            317,376
                                                               -----------
RETAIL TRADE--4.7%
  TJX Companies, Inc.                            25,100            441,760
  Wal-Mart Stores, Inc.                          25,100          1,305,953
                                                               -----------
                                                                 1,747,713
                                                               -----------
SCIENTIFIC & TECHNICAL INSTRUMENTS--2.9 %
  Applera Corp-Applied Biosystems Group          24,200            383,086
  Danaher Corporation                            10,600            697,056
                                                               -----------
                                                                 1,080,142
                                                               -----------
SOFTWARE--5.0%
  Microsoft Corporation (a)                      76,000          1,839,960
                                                               -----------
TELECOMMUNICATION SERVICES--3.5%
  Alltel Corporation                             15,300            684,828
  SBC Communications Inc.                        29,800            597,788
                                                               -----------
                                                                 1,282,616
                                                               -----------
TOTAL COMMON STOCK
  (Cost $44,738,579) (b)                                        36,381,376
OTHER ASSETS & LIABILITIES (NET)--1.9%                             691,728
                                                               -----------
NET ASSETS--100%                                               $37,073,104
                                                               ===========

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT GROWTH AND INCOME FUND--Continued
--------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) At March 31, 2003, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $44,880,883 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost                                                $   447,467
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                     (8,946,974)
                                                                         -----------
     Net unrealized depreciation                                         $(8,499,507)
                                                                         ===========

(c)  ADR--American Depository Receipts

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

COMMON STOCK--93.0%

                                                      Shares             Value
BRAZIL--9.0 %
  Gerdau Sa Siderurg (c)                             40,200         $   367,830
  Petroleo Brasileiro SA (c)                         19,900             273,824
  Sadia SA (c)                                        8,733              89,033
  Telenordeste Celul (c)                             11,643             165,331
  Votorantim Papel E Celulose SA (c)                  7,624             142,645
                                                                    -----------
                                                                      1,038,663
                                                                    -----------
CHINA--3.1%
  Aluminium Corporation of China                    318,000              56,673
  Sinopec Shanghai Petrochemical                  1,755,000             294,771
                                                                    -----------
                                                                        351,444
                                                                    -----------
CZECHOSLOVAKIA--2.4%
  Komercni Banka AS                                   4,200             281,855
                                                                    -----------
HONG KONG--2.0%
  Jiangxi Copper Company Ltd.                     1,675,000             229,792
                                                                    -----------
HUNGARY--3.9%
  Magyar Olaj-Es Gaz                                  9,400             210,296
  OTP Bank                                           24,400             238,552
                                                                    -----------
                                                                        448,848
                                                                    -----------
INDIA--6.6%
  Bajaj Auto Ltd. (d)                                22,400             227,360
  State Bank of India (d)                            23,950             344,880
  Tata Tea Ltd. (d)                                  43,000             172,056
  Videsh Sanchar Nigam Ltd. (c)                       3,846              12,269
                                                                    -----------
                                                                        756,565
                                                                    -----------
ISRAEL--0.5%
  Bank Leumi Le Israel                               18,100              17,929
  Bezeq Israel Telecommunication                     43,200              43,388
                                                                    -----------
                                                                         61,317
                                                                    -----------
KOREA, REPUBLIC OF--15.3%
  Amore Pacific Corporation                             150               9,952
  Han Hwa Chemical (a)                                5,620              15,948
  Hite Brewery Company Ltd.                           3,340             153,517
  Hyundai Motor Company Ltd.                          6,830             131,031
  Korea Exchange Bank (a)                            66,950             154,397
  Korean Air Lines                                   24,340             184,836
  KT Freetel Company (a)                                700              13,345
  LG Chemical Ltd.                                    8,610             264,976
  Samsung Electronics Ltd.                            1,950             442,686
  Samsung SDI Company Ltd.                            5,340             332,950
  Shinhan Financial Group Ltd.                        5,950              48,989
                                                                    -----------
                                                                      1,752,627
                                                                    -----------
MALAYSIA--7.3%
  Edaran Otomobil                                    65,000             135,132
  Genting Bhd                                        59,600             202,326
  Kuala Lumpur Kepgong Bhd                           54,000              79,579
  Malakoff Bhd                                      224,000             235,789
  Perusahaan Otomobil Nasional Bhd                   77,000             162,105
  UMW Holdings Bhd                                   12,000              24,316
                                                                    -----------
                                                                        839,247
                                                                    -----------

                                                      Shares             Value
MEXICO--6.5%
  Alfa SA                                           179,000         $   256,568
  America Movil SA                                   96,800              65,108
  Telefonos De Mexico                               288,800             429,489
                                                                    -----------
                                                                        751,165
                                                                    -----------
PHILIPPINES--0.7%
  Petron Corporation                              2,280,700              74,994
                                                                    -----------
RUSSIA--2.3%
  OAO Rostelecom (c)                                 33,300             265,068
                                                                    -----------
SOUTH AFRICA--15.7%
  Foschini                                          205,000             277,830
  Gold Fields Ltd.                                   27,100             289,017
  Impala Platinum Holdings Ltd.                         800              40,633
  Metro Cash & Carry Ltd. (a)                     1,023,629             226,894
  MTN Group Ltd. (a)                                 90,400             137,173
  Nampak Ltd.                                       182,100             265,247
  Sasol Ltd.                                         35,100             386,784
  Woolworths Holdings Ltd.                          273,000             176,350
                                                                    -----------
                                                                      1,799,928
                                                                    -----------
TAIWAN--9.7%
  Asustek Computer Inc. (d)                          22,450              42,543
  Benq Corporation (d)                               17,220              99,112
  China Steel Corporation                           284,000             160,415
  Inventec Company Ltd.                             306,000             184,305
  Realtek Semiconductor Corporation (d)              14,170             117,442
  Synnex Technology International
    Corporation                                     183,000             255,778
  Taishin Financial (a)                             548,600             259,281
                                                                    -----------
                                                                      1,118,876
                                                                    -----------
THAILAND--4.5%
  Advanced Information Services                       8,800               8,727
  PTT Public Company                                160,900             170,831
  Ratchaburi Electricity Generating Holdings        215,100              98,879
  Siam Cement Public Company                          7,500             237,662
                                                                    -----------
                                                                        516,099
                                                                    -----------
TURKEY--3.5%
  Arcelik SA                                     23,466,000             157,306
  Trakya Cam Sanayii AS                          27,374,715              54,255
  Tupras-Turkiye Petrol Rafinerileri AS          41,385,000             188,169
                                                                    -----------
                                                                        399,730
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $10,815,591)                                                 10,686,218
                                                                    -----------

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT EMERGING MARKETS FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--5.1%

                                                                     Par Value         Value
  State Street Bank & Trust Repurchase
    Agreement .25%, 04/01/03, (Dated
    03/31/03), Collateralized by $405,000
    U.S. Treasury Bond 8.875%, 08/15/17,
    Market Value $598,643, Repurchase
    Proceeds $580,004 (Cost $580,000)                               $580,000      $   580,000
                                                                                  -----------
TOTAL INVESTMENTS--98.1%
  (Cost $11,395,591) (b)                                                           11,266,218
OTHER ASSETS & LIABILITIES (NET)--1.9%                                                222,344
                                                                                  -----------
NET ASSETS--100%                                                                  $11,488,562
                                                                                  ===========
(a)  Non-income producing security.
(b)  At March 31, 2003, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $11,395,591 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                               $ 1,047,661
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                              (1,177,034)
                                                                                  -----------
     Net unrealized depreciation                                                  $  (129,373)
                                                                                  ===========

(c)  ADR--American Depository Receipts
(d)  GDR--Global Depository Receipts

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)
----------------------------------------------------------
Basic Industries                                      8.3%
Consumer Discretionary                               14.0%
Consumer Staples                                      5.2%
Energy                                               12.2%
Finance                                              12.6%
Information Technology                               11.8%
Material                                             22.1%
Telecommunication Services                           10.7%
Utilities                                             3.1%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS March 31, 2003
QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------

COMMON STOCK--95.1%

                                            Shares             Value
AUSTRALIA--2.6%
  BHP Billiton PLC                       155,380          $   777,891
                                                          -----------
CANADA--3.7%
  Methanex Corporation                   122,000            1,132,335
                                                          -----------
FINLAND--10.0%
  Kone Corporation OYJ-B                  30,420              928,546
  KCI Konecranes OYJ                      28,100              534,550
  UPM-Kymmene OYJ                         49,400              638,163
  Yit-Yhtyma OYJ                          58,500              936,837
                                                          -----------
                                                            3,038,096
                                                          -----------
FRANCE--9.7%
  Christian Dior                          24,040              788,837
  Imerys SA                                7,000              810,417
  Peugeot SA                              17,500              683,742
  STMicroelectronics                      34,700              656,320
                                                          -----------
                                                            2,939,316
                                                          -----------
GERMANY--2.4%
  Continental AG                          50,600              721,514
                                                          -----------
HONG KONG--6.8%
  ASM Pacific Technology                 601,045            1,425,656
  VTech Holdings Ltd.                  1,191,015              626,090
                                                          -----------
                                                            2,051,746
                                                          -----------
ITALY--6.3%
  ENI Spa                                 57,600              768,582
  Parmalat Finanziaria Spa               333,001              664,328
  Pirelli SPA                            612,500              483,427
                                                          -----------
                                                            1,916,337
                                                          -----------
KOREA, REPUBLIC OF--6.1%
  Samsung Electronics Ltd.                 2,500              567,546
  Samsung Electronics Ltd. (c) (d)         4,400              497,200
  Samsung SDI Company Ltd.                12,700              791,846
                                                          -----------
                                                            1,856,592
                                                          -----------
NETHERLANDS--2.9%
  ABN-AMRO Holdings NV                    45,339              662,313
  Draka Holdings                          36,202              222,980
                                                          -----------
                                                              885,293
                                                          -----------
NORWAY--4.0%
  DNB Holding ASA                        152,500              601,764
  Norske Skogindustrier ASA               48,200              613,004
                                                          -----------
                                                            1,214,768
                                                          -----------
SOUTH AFRICA--11.5%
  Impala Platinum Holdings Ltd.           16,200              822,814
  Palabora Mining Company (a)             33,165              218,437
  Sanlam Ltd.                            990,000              762,397
  Sappi Ltd.                              65,700              765,589
  Sasol Ltd.                              84,000              925,637
                                                          -----------
                                                            3,494,874
                                                          -----------
SPAIN--8.3%
  Banco Bilbao Vizcaya Argentaria         71,700              596,390
  Repsol YPF SA                           75,800            1,092,413
  Union Electrica Fenosa                  64,900              824,246
                                                          -----------
                                                            2,513,049
                                                          -----------

                                            Shares             Value
SWEDEN--2.8%
  Svenska Cellulosa AB                    26,700          $   843,251
                                                          -----------
TAIWAN--0.5%
  AU Optronics Corporation (a) (e)        25,000              141,250
                                                          -----------
THAILAND--0.8%
  Total Access Communications PLC        498,200              254,082
                                                          -----------
UNITED KINGDOM--16.7%
  Barratt Developments PLC               132,000              813,023
  Bellway PLC                            115,100              936,154
  Countryside Properties PLC             281,000              735,083
  Crest Nicholson PLC                    239,000              736,033
  FKI PLC                                389,600              393,789
  Persimmon PLC                          154,134              915,273
  WPP Group PLC                          101,100              544,465
                                                          -----------
                                                            5,073,820
                                                          -----------
TOTAL COMMON STOCK
  (Cost $31,609,787)                                       28,854,214
                                                          -----------

SHORT TERM INVESTMENTS--5.6%

                                                                      Par Value          Value
UNITED STATES
  American Express Credit Corporation
    Commercial Paper, Yield of
    1.23%, Maturing on 04/01/03
    (Cost $1,699,000)                                               $1,699,000      $ 1,699,000
                                                                                    ------------
TOTAL INVESTMENTS--100.7%
  (Cost $33,308,787) (b)                                                             30,553,214
OTHER ASSETS & LIABILITIES (NET)-- (0.7)%                                              (223,461)
                                                                                    ------------
NET ASSETS--100%                                                                    $30,329,753
                                                                                    ============
(a)  Non-income producing security.
(b)  At March 31, 2003, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $33,308,787 was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value
      over tax cost                                                                 $ 4,220,363
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value                                                                (6,975,936)
                                                                                    ------------
     Net unrealized depreciation                                                    $(2,755,573)
                                                                                    ============
(c)  Security exempt from registration under Rule 144A of the
     Securities Act of 1933. (Note 2)
(d)  GDR--Global Depository Receipts
(e)  ADR--American Depository Receipts

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)
----------------------------------------------------------
Basic Industries                                     14.4%
Consumer Discretionary                               23.8%
Consumer Staples                                      2.3%
Energy                                                9.7%
Finance                                               9.1%
Information Technology                               14.0%
Material                                             22.9%
Telecommunication Services                            0.9%
Utilities                                             2.9%

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES March 31, 2003

                                                                                          Small Cap       Mid Cap
Assets:
Investments at value (Note 2)                                                           $ 45,968,626   $  8,060,228
Repurchase Agreements                                                                      2,298,000        295,000
Foreign currency at value (Cost $174,792 for Emerging Markets and $25,248 for
 Foreign Value) (Note 2)                                                                          --             --
Cash                                                                                           1,026          1,089
Dividends, interest and foreign tax reclaims receivable                                       65,978          2,832
Receivable for investments sold                                                                   --        309,590
Receivable for shares of beneficial interest sold                                              3,471            400
Receivable from Manager for reimbursement of expenses (Note 3)                                    --             --
Other assets                                                                                  18,764          3,389
                                                                                        ------------   ------------
  Total assets                                                                            48,355,865      8,672,528
                                                                                        ------------   ------------
Liabilities:
Payable for investments purchased                                                            265,078        394,163
Payable for shares of beneficial interest repurchased                                             --         49,676
Payable for compensation of Manager (Note 3)                                                  39,579          7,019
Payable for distribution fees (Note 3)                                                        17,542          1,534
Payable to custodian                                                                           3,764          1,670
Payable to transfer agent (Note 3)                                                             6,491            387
Other accrued expenses                                                                        18,745         10,972
                                                                                        ------------   ------------
  Total liabilities                                                                          351,199        465,421
                                                                                        ------------   ------------
Net assets                                                                              $ 48,004,666   $  8,207,107
                                                                                        ============   ============
Net Assets consist of:
Shares of beneficial interest                                                           $ 54,972,192   $ 13,466,347
Undistributed net investment income                                                               --             --
Accumulated net realized loss on investments and foreign denominated assets,
 liabilities and currency                                                                 (8,273,085)    (3,647,871)
Unrealized appreciation (depreciation) of investments and foreign denominated assets,
 liabilities and currency                                                                  1,305,559     (1,611,369)
                                                                                        ------------   ------------
                                                                                        $ 48,004,666   $  8,207,107
                                                                                        ------------   ------------
Investments, at cost                                                                    $ 46,961,067   $  9,966,597
                                                                                        ------------   ------------
Net assets
 Ordinary Shares                                                                        $ 42,545,324   $  7,162,037
 Institutional Shares                                                                   $  5,459,342   $  1,045,070
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
 Ordinary Shares                                                                           3,420,878        803,129
 Institutional Shares                                                                        409,337        113,126
Net asset value and offering price per share*
 Ordinary Shares                                                                        $      12.44   $       8.92
 Institutional Shares                                                                   $      13.34   $       9.24

                                                                                         Growth and      Emerging
                                                                                           Income         Markets
Assets:
Investments at value (Note 2)                                                           $ 36,381,376   $ 10,686,218
Repurchase Agreements                                                                             --        580,000
Foreign currency at value (Cost $174,792 for Emerging Markets and $25,248 for
 Foreign Value) (Note 2)                                                                          --        175,953
Cash                                                                                         695,257          1,461
Dividends, interest and foreign tax reclaims receivable                                       47,668         41,340
Receivable for investments sold                                                              133,647             --
Receivable for shares of beneficial interest sold                                              3,470        197,222
Receivable from Manager for reimbursement of expenses (Note 3)                                    --          2,839
Other assets                                                                                  14,501          3,521
                                                                                        ------------   ------------
  Total assets                                                                            37,275,919     11,688,554
                                                                                        ------------   ------------
Liabilities:
Payable for investments purchased                                                            135,330             --
Payable for shares of beneficial interest repurchased                                             --        168,622
Payable for compensation of Manager (Note 3)                                                  23,983          7,756
Payable for distribution fees (Note 3)                                                        15,743          4,726
Payable to custodian                                                                           2,368          6,402
Payable to transfer agent (Note 3)                                                             7,906          2,177
Other accrued expenses                                                                        17,485         10,309
                                                                                        ------------   ------------
  Total liabilities                                                                          202,815        199,992
                                                                                        ------------   ------------
Net assets                                                                              $ 37,073,104   $ 11,488,562
                                                                                        ============   ============
Net Assets consist of:
Shares of beneficial interest                                                           $ 55,092,268   $ 15,342,206
Undistributed net investment income                                                               --         43,659
Accumulated net realized loss on investments and foreign denominated assets,
 liabilities and currency                                                                 (9,661,961)    (3,752,816)
Unrealized appreciation (depreciation) of investments and foreign denominated assets,
 liabilities and currency                                                                 (8,357,203)      (144,487)
                                                                                        ------------   ------------
                                                                                        $ 37,073,104   $ 11,488,562
                                                                                        ------------   ------------
Investments, at cost                                                                    $ 44,738,579   $ 11,395,591
                                                                                        ------------   ------------
Net assets
 Ordinary Shares                                                                        $ 36,483,539   $ 11,206,575
 Institutional Shares                                                                   $    589,565   $    281,987
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
 Ordinary Shares                                                                           3,808,007      1,830,515
 Institutional Shares                                                                         59,578         45,723
Net asset value and offering price per share*
 Ordinary Shares                                                                        $       9.58   $       6.12
 Institutional Shares                                                                   $       9.90   $       6.17

                                                                                           Foreign
                                                                                            Value
Assets:
Investments at value (Note 2)                                                           $ 30,553,214
Repurchase Agreements                                                                             --
Foreign currency at value (Cost $174,792 for Emerging Markets and $25,248 for
 Foreign Value) (Note 2)                                                                      25,331
Cash                                                                                           5,424
Dividends, interest and foreign tax reclaims receivable                                      115,101
Receivable for investments sold                                                                   --
Receivable for shares of beneficial interest sold                                              3,631
Receivable from Manager for reimbursement of expenses (Note 3)                                    --
Other assets                                                                                  10,841
                                                                                        ------------
  Total assets                                                                            30,713,542
                                                                                        ------------
Liabilities:
Payable for investments purchased                                                                 --
Payable for shares of beneficial interest repurchased                                        326,678
Payable for compensation of Manager (Note 3)                                                  26,473
Payable for distribution fees (Note 3)                                                         6,432
Payable to custodian                                                                           5,594
Payable to transfer agent (Note 3)                                                             2,435
Other accrued expenses                                                                        16,177
                                                                                        ------------
  Total liabilities                                                                          383,789
                                                                                        ------------
Net assets                                                                              $ 30,329,753
                                                                                        ============
Net Assets consist of:
Shares of beneficial interest                                                           $ 33,723,846
Undistributed net investment income                                                          156,999
Accumulated net realized loss on investments and foreign denominated assets,
 liabilities and currency                                                                   (796,857)
Unrealized appreciation (depreciation) of investments and foreign denominated assets,
 liabilities and currency                                                                 (2,754,235)
                                                                                        ------------
                                                                                        $ 30,329,753
                                                                                        ------------
Investments, at cost                                                                    $ 33,308,787
                                                                                        ------------
Net assets
 Ordinary Shares                                                                        $ 29,468,059
 Institutional Shares                                                                   $    861,694
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
 Ordinary Shares                                                                           3,777,003
 Institutional Shares                                                                        110,079
Net asset value and offering price per share*
 Ordinary Shares                                                                        $       7.80
 Institutional Shares                                                                   $       7.83

* A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. In addition, no deferred sales charge is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996.

   The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS Year Ended March 31, 2003

                                                                            Small Cap         Mid Cap
Investment Income:
 Dividends*                                                               $     663,761    $     81,182
 Interest                                                                        11,540           1,752
                                                                          -------------    ------------
Total investment income                                                         675,301          82,934
                                                                          -------------    ------------
Expenses:
 Compensation of Manager (Note 3)                                               549,246         108,671
 Distribution fees, Ordinary Shares (Note 3)                                    244,350          24,166
 Custodian fees                                                                  47,028          38,294
 Transfer agent fees (Note 3):
  Ordinary Shares                                                                84,526          16,703
  Institutional Shares                                                           10,478           2,079
 Audit and legal                                                                 45,611           8,995
 Registration fees                                                               21,124           4,205
 Insurance                                                                       17,467           3,439
 Compensation of Trustees (Note 3)                                               10,040           1,985
 Printing                                                                         9,426           1,847
 Miscellaneous (Note 3)                                                          50,215          10,749
                                                                          -------------    ------------
  Total expenses before waivers and/or reimbursements, and reductions         1,089,511         221,133
  Waivers and/or reimbursements of expenses (Note 3)                                 --              --
  Fees reduced by credits allowed by Custodian (Note 3)                              --              --
                                                                          -------------    ------------
Expenses, net                                                                 1,089,511         221,133
                                                                          -------------    ------------
  Net investment income (loss)                                                 (414,210)       (138,199)
                                                                          -------------    ------------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
 and Foreign Translation:
 Net realized gain (loss) (Note 2) on:
  Investments**                                                              (8,344,475)     (2,099,008)
  Foreign denominated assets, liabilities and currency                               --              --
 Change in unrealized appreciation (depreciation) of:
  Investments                                                               (11,993,404)     (2,764,272)
  Foreign denominated assets, liabilities and currency                               --              --
                                                                          -------------    ------------
 Net realized and unrealized loss                                           (20,337,879)     (4,863,280)
                                                                          -------------    ------------
 Net decrease in net assets resulting from operations                     $ (20,752,089)   $ (5,001,479)
                                                                          =============    ============

                                                                            Growth and        Emerging        Foreign
                                                                              Income          Markets          Value
Investment Income:
 Dividends*                                                               $     499,991    $    367,307    $    968,614
 Interest                                                                            --           2,631          30,317
                                                                          -------------    ------------    ------------
Total investment income                                                         499,991         369,938         998,931
                                                                          -------------    ------------    ------------
Expenses:
 Compensation of Manager (Note 3)                                               324,274          93,753         319,840
 Distribution fees, Ordinary Shares (Note 3)                                    212,156          55,004          77,725
 Custodian fees                                                                  39,751          80,398          71,293
 Transfer agent fees (Note 3):
  Ordinary Shares                                                                73,402          19,063          53,860
  Institutional Shares                                                            1,387           1,231           1,550
 Audit and legal                                                                 35,762           9,604          26,323
 Registration fees                                                               16,516           4,366          11,942
 Insurance                                                                       13,690           3,686          10,108
 Compensation of Trustees (Note 3)                                                7,867           2,105           5,765
 Printing                                                                         7,416           2,034           5,551
 Miscellaneous (Note 3)                                                          39,625          13,683          29,548
                                                                          -------------    ------------    ------------
  Total expenses before waivers and/or reimbursements, and reductions           771,846         284,927         613,505
  Waivers and/or reimbursements of expenses (Note 3)                                 --         (18,819)             --
  Fees reduced by credits allowed by Custodian (Note 3)                         (11,900)         (1,442)            (50)
                                                                          -------------    ------------    ------------
Expenses, net                                                                   759,946         264,666         613,455
                                                                          -------------    ------------    ------------
  Net investment income (loss)                                                 (259,955)        105,272         385,476
                                                                          -------------    ------------    ------------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
 and Foreign Translation:
 Net realized gain (loss) (Note 2) on:
  Investments**                                                              (5,342,185)     (1,269,603)        227,706
  Foreign denominated assets, liabilities and currency                               --         (13,773)        (21,959)
 Change in unrealized appreciation (depreciation) of:
  Investments                                                                (8,485,653)       (761,166)     (7,308,832)
  Foreign denominated assets, liabilities and currency                               --          (1,187)            945
                                                                          -------------    ------------    ------------
 Net realized and unrealized loss                                           (13,827,838)     (2,045,729)     (7,102,140)
                                                                          -------------    ------------    ------------
 Net decrease in net assets resulting from operations                     $ (14,087,793)   $ (1,940,457)   $ (6,716,664)
                                                                          =============    ============    ============

 * Dividends are net of foreign withholding taxes of $7,806 for Growth and Income, $62,751 for Emerging Markets and
   $113,181 for Foreign Value.
** Net realized gain (loss) on Investments are net of foreign withholding taxes of $12,798 for Emerging Markets.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
22

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Small Cap
                                                                    --------------------------------
                                                                       Year ended       Year ended
                                                                     March 31, 2003   March 31, 2002
Increase (Decrease) in Net Assets:
Operations:
 Net investment loss                                                 $     (414,210)   $  (818,968)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities, currency and written options                      (8,344,475)     3,707,605
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                          (11,993,404)     2,100,590
                                                                     --------------    -----------
 Net increase (decrease) in net assets resulting from operations        (20,752,089)     4,989,227
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                                --             --
  Institutional Shares                                                           --             --
 Net realized gains
  Ordinary Shares                                                        (2,666,295)       (17,365)
  Institutional Shares                                                     (320,818)        (2,512)
                                                                     --------------    -----------
                                                                         (2,987,113)       (19,877)
                                                                     --------------    -----------

Fund share transactions, net (Note 9)                                    (1,120,785)      (681,701)
                                                                     --------------    -----------
Increase (decrease) in net assets                                       (24,859,987)     4,287,649
Net assets beginning of year                                             72,864,653     68,577,004
                                                                     --------------    -----------
Net assets end of year*                                              $   48,004,666    $72,864,653
                                                                     ==============    ===========
*  Includes undistributed net investment income of                   $           --    $        --

                                                                                 Mid Cap              Growth and Income
                                                                    --------------------------------  -----------------
                                                                       Year ended       Year ended       Year ended
                                                                     March 31, 2003   March 31, 2002   March 31, 2003
Increase (Decrease) in Net Assets:
Operations:
 Net investment loss                                                 $    (138,199)    $   (196,892)   $     (259,955)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities, currency and written options                     (2,099,008)      (1,062,752)       (5,342,185)
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                          (2,764,272)       1,234,491        (8,485,653)
                                                                     -------------     ------------    --------------
 Net increase (decrease) in net assets resulting from operations        (5,001,479)         (25,153)      (14,087,793)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                               --               --                --
  Institutional Shares                                                          --               --                --
 Net realized gains
  Ordinary Shares                                                               --          (11,842)               --
  Institutional Shares                                                          --           (1,317)               --
                                                                     -------------     ------------    --------------
                                                                                --          (13,159)               --
                                                                     -------------     ------------    --------------

Fund share transactions, net (Note 9)                                   (2,814,710)        (812,494)       (5,718,056)
                                                                     -------------     ------------    --------------
Increase (decrease) in net assets                                       (7,816,189)        (850,806)      (19,805,849)
Net assets beginning of year                                            16,023,296       16,874,102        56,878,953
                                                                     -------------     ------------    --------------
Net assets end of year*                                              $   8,207,107     $ 16,023,296    $   37,073,104
                                                                     =============     ============    ==============
*  Includes undistributed net investment income of                   $          --     $         --    $           --

                                                                    Growth and Income
                                                                    -----------------
                                                                       Year ended
                                                                     March 31, 2002
Increase (Decrease) in Net Assets:
Operations:
 Net investment loss                                                 $   (511,860)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities, currency and written options                    (4,031,629)
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                          1,951,437
                                                                     ------------
 Net increase (decrease) in net assets resulting from operations       (2,592,052)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                              --
  Institutional Shares                                                         --
 Net realized gains
  Ordinary Shares                                                      (2,025,468)
  Institutional Shares                                                    (49,135)
                                                                     ------------
                                                                       (2,074,603)
                                                                     ------------

Fund share transactions, net (Note 9)                                    (558,138)
                                                                     ------------
Increase (decrease) in net assets                                      (5,224,793)
Net assets beginning of year                                           62,103,746
                                                                     ------------
Net assets end of year*                                              $ 56,878,953
                                                                     ============
*  Includes undistributed net investment income of                   $         --

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                 Emerging Markets
                                                                                        --------------------------------
                                                                                           Year ended       Year ended
                                                                                         March 31, 2003   March 31, 2002
Increase (Decrease) in Net Assets:
Operations:
 Net investment income                                                                    $    105,272     $    86,496
 Net realized gain (loss) on investments, foreign denominated assets, liabilities,          (1,283,376)       (942,299)
  currency and written options
 Unrealized appreciation (depreciation) of investments and foreign denominated assets,
  liabilities and currency                                                                    (762,353)      2,133,552
                                                                                          ------------     -----------
 Net increase (decrease) in net assets resulting from operations                            (1,940,457)      1,277,749
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                                              (68,156)        (79,682)
  Institutional Shares                                                                          (3,640)        (24,778)
 Net realized gains
  Ordinary Shares                                                                                   --              --
  Institutional Shares                                                                              --              --
                                                                                          ------------     -----------
                                                                                               (71,796)       (104,460)
                                                                                          ------------     -----------
Fund share transactions, net (Note 9)                                                          532,679         261,684
                                                                                          ------------     -----------
Increase (decrease) in net assets                                                           (1,479,574)      1,434,973
Net assets beginning of year                                                                12,968,136      11,533,163
                                                                                          ------------     -----------
Net assets end of year*                                                                   $ 11,488,562     $12,968,136
                                                                                          ============     ===========
*  Includes undistributed net investment income of                                        $     43,659     $    17,383

                                                                                                  Foreign Value
                                                                                         -------------------------------
                                                                                           Year ended       Year ended
                                                                                         March 31, 2003   March 31, 2002
Increase (Decrease) in Net Assets:
Operations:
 Net investment income                                                                    $    385,476     $   160,151
 Net realized gain (loss) on investments, foreign denominated assets, liabilities,             205,747          22,834
  currency and written options
 Unrealized appreciation (depreciation) of investments and foreign denominated assets,
  liabilities and currency                                                                  (7,307,887)      4,514,227
                                                                                          ------------     -----------
 Net increase (decrease) in net assets resulting from operations                            (6,716,664)      4,697,212
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                                             (204,146)        (64,737)
  Institutional Shares                                                                          (9,338)         (2,402)
 Net realized gains
  Ordinary Shares                                                                                   --              --
  Institutional Shares                                                                              --              --
                                                                                          ------------     -----------
                                                                                              (213,484)        (67,139)
                                                                                          ------------     -----------
Fund share transactions, net (Note 9)                                                        3,980,305      13,623,729
                                                                                          ------------     -----------
Increase (decrease) in net assets                                                           (2,949,843)     18,253,802
Net assets beginning of year                                                                33,279,596      15,025,794
                                                                                          ------------     -----------
Net assets end of year*                                                                   $ 30,329,753     $33,279,596
                                                                                          ============     ===========
*  Includes undistributed net investment income of                                        $    156,999     $     6,996

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                            Income from Investment Operations(a)
                                         ------------------------------------------
                             Net Asset        Net        Net Realized
                              Value at    Investment    and Unrealized   Total from
                             Beginning      Income        Gain (Loss)    Investment
                             of Period   (Loss)(b)(c)    on Securities   Operations
Small Cap
Ordinary Shares
Year Ended March 31, 2003      $18.71        (0.12)          (5.32)         (5.44)
Year Ended March 31, 2002      $17.46        (0.22)            1.48           1.26
Year Ended March 31, 2001      $24.82        (0.22)          (4.18)         (4.40)
Year Ended March 31, 2000      $14.60        (0.24)           10.46          10.22
Year Ended March 31, 1999      $17.80        (0.15)          (3.05)         (3.20)

Institutional Shares
Year Ended March 31, 2003      $19.88        (0.05)          (5.66)         (5.71)
Year Ended March 31, 2002      $18.46        (0.14)            1.57           1.43
Year Ended March 31, 2001      $25.92        (0.10)          (4.40)         (4.50)
Year Ended March 31, 2000      $15.17        (0.15)           10.90          10.75
Year Ended March 31, 1999      $18.40        (0.08)          (3.15)         (3.23)

Mid Cap
Ordinary Shares
Year Ended March 31, 2003      $13.46        (0.14)          (4.40)         (4.54)
Year Ended March 31, 2002      $13.45        (0.17)            0.19           0.02
Year Ended March 31, 2001      $24.68        (0.20)          (6.54)         (6.74)
Year Ended March 31, 2000      $15.46        (0.19)           10.74          10.55
Year Ended March 31, 1999      $16.05        (0.11)          (0.09)         (0.20)

Institutional Shares
Year Ended March 31, 2003      $13.91        (0.11)          (4.56)         (4.67)
Year Ended March 31, 2002      $13.86        (0.14)            0.20           0.06
Year Ended March 31, 2001      $25.21        (0.14)          (6.72)         (6.86)
Year Ended March 31, 2000      $15.65        (0.19)           11.08          10.89
Year Ended March 31, 1999      $16.24        (0.10)          (0.10)         (0.20)

Growth and Income
Ordinary Shares
Year Ended March 31, 2003      $12.87        (0.06)          (3.23)         (3.29)
Year Ended March 31, 2002      $13.95        (0.12)          (0.48)         (0.60)
Year Ended March 31, 2001      $25.88        (0.22)          (8.34)         (8.56)
Year Ended March 31, 2000      $21.26        (0.25)           10.21           9.96
Year Ended March 31, 1999      $20.85        (0.08)            2.82           2.74

Institutional Shares
Year Ended March 31, 2003      $13.23        (0.01)          (3.32)         (3.33)
Year Ended March 31, 2002      $14.25        (0.05)          (0.49)         (0.54)
Year Ended March 31, 2001      $26.22        (0.12)          (8.48)         (8.60)
Year Ended March 31, 2000      $21.37        (0.14)           10.33          10.19
Year Ended March 31, 1999      $20.84          0.03            2.83           2.86











                                            Distributions
                             ------------------------------------------
                              Dividends   Distributions                                              Net Assets
                              from Net         from                       Net Asset                    End of
                             Investment      Realized         Total       Value End       Total        Period
                               Income     Capital Gains   Distributions   of Period     Return(d)      (000's)
Small Cap
Ordinary Shares
Year Ended March 31, 2003       --            (0.83)          (0.83)       $ 12.44        (29.24)%     $42,545
Year Ended March 31, 2002       --            (0.01)          (0.01)       $ 18.71          7.19%      $65,153
Year Ended March 31, 2001       --            (2.96)(g)       (2.96)       $ 17.46        (18.49)%     $60,320
Year Ended March 31, 2000       --               --              --        $ 24.82         70.00%      $74,289
Year Ended March 31, 1999       --               --              --        $ 14.60        (17.98)%     $47,605

Institutional Shares
Year Ended March 31, 2003       --            (0.83)          (0.83)       $ 13.34        (28.87)%     $ 5,459
Year Ended March 31, 2002       --            (0.01)          (0.01)       $ 19.88          7.72%      $ 7,712
Year Ended March 31, 2001       --            (2.96)(g)       (2.96)       $ 18.46        (18.07)%     $ 8,257
Year Ended March 31, 2000       --               --              --        $ 25.92         70.86%      $ 6,501
Year Ended March 31, 1999       --               --              --        $ 15.17        (17.55)%     $ 4,680

Mid Cap
Ordinary Shares
Year Ended March 31, 2003       --               --              --        $  8.92        (33.73)%     $ 7,162
Year Ended March 31, 2002       --            (0.01)          (0.01)       $ 13.46          0.16%      $14,413
Year Ended March 31, 2001       --            (4.49)(h)       (4.49)       $ 13.45        (29.51)%     $15,214
Year Ended March 31, 2000       --            (1.33)          (1.33)       $ 24.68         71.41%      $19,921
Year Ended March 31, 1999       --            (0.39)          (0.39)       $ 15.46         (1.08)%     $12,617

Institutional Shares
Year Ended March 31, 2003       --               --              --        $  9.24        (33.57)%     $ 1,045
Year Ended March 31, 2002       --            (0.01)          (0.01)       $ 13.91          0.44%      $ 1,610
Year Ended March 31, 2001       --            (4.49)(h)       (4.49)       $ 13.86        (29.35)%     $ 1,660
Year Ended March 31, 2000       --            (1.33)          (1.33)       $ 25.21         72.81%      $   986
Year Ended March 31, 1999       --            (0.39)          (0.39)       $ 15.65         (1.07)%     $   557

Growth and Income
Ordinary Shares
Year Ended March 31, 2003       --               --              --        $  9.58        (25.56)%     $36,484
Year Ended March 31, 2002       --            (0.48)          (0.48)       $ 12.87         (4.44)%     $55,464
Year Ended March 31, 2001       --            (3.37)          (3.37)       $ 13.95        (35.20)%     $60,587
Year Ended March 31, 2000       --            (5.34)          (5.34)       $ 25.88         51.46%      $96,477
Year Ended March 31, 1999       --            (2.33)          (2.33)       $ 21.26         13.67%      $70,874

Institutional Shares
Year Ended March 31, 2003       --               --              --        $  9.90        (25.17)%     $   590
Year Ended March 31, 2002       --            (0.48)          (0.48)       $ 13.23         (3.92)%     $ 1,415
Year Ended March 31, 2001       --            (3.37)          (3.37)       $ 14.25        (34.89)%     $ 1,517
Year Ended March 31, 2000       --            (5.34)          (5.34)       $ 26.22         52.32%      $ 2,354
Year Ended March 31, 1999       --            (2.33)          (2.33)       $ 21.37         14.27%      $ 4,607

                                              Ratios and Supplemental Data
                              ---------------------------------------------------------------
                               Ratio of Expenses to Average
                                    Net Assets(e)(f)
                              -------------------------------
                                                                Net Investment
                                                   Including     Income (Loss)
                              Excluding             Custody        to Average       Portfolio
                              Credits     Gross     Credits     Net Assets(e)(c)   Turnover(e)
Small Cap
Ordinary Shares
Year Ended March 31, 2003      2.04%       2.04%      2.04%          (0.81)%           62%
Year Ended March 31, 2002      1.97%       1.97%      1.96%          (1.18)%           93%
Year Ended March 31, 2001      1.92%       1.92%      1.92%          (0.98)%           76%
Year Ended March 31, 2000      1.97%       1.97%      1.96%          (1.30)%          145%
Year Ended March 31, 1999      1.94%       1.94%      1.94%          (0.99)%          113%

Institutional Shares
Year Ended March 31, 2003      1.54%       1.54%      1.54%          (0.31)%           62%
Year Ended March 31, 2002      1.47%       1.47%      1.46%          (0.69)%           93%
Year Ended March 31, 2001      1.42%       1.42%      1.42%          (0.44)%           76%
Year Ended March 31, 2000      1.47%       1.47%      1.46%          (0.80)%          145%
Year Ended March 31, 1999      1.44%       1.44%      1.44%          (0.49)%          113%

Mid Cap
Ordinary Shares
Year Ended March 31, 2003      2.07%       2.07%      2.07%          (1.30)%           63%
Year Ended March 31, 2002      1.91%       1.91%      1.91%          (1.25)%           88%
Year Ended March 31, 2001      1.79%       1.83%      1.79%          (1.02)%           75%
Year Ended March 31, 2000      1.67%       1.92%      1.67%          (1.03)%          153%
Year Ended March 31, 1999      1.65%       1.87%      1.65%          (0.72)%          168%

Institutional Shares
Year Ended March 31, 2003      1.82%       1.82%      1.82%          (1.05)%           63%
Year Ended March 31, 2002      1.66%       1.66%      1.66%          (1.00)%           88%
Year Ended March 31, 2001      1.58%       1.58%      1.58%          (0.76)%           75%
Year Ended March 31, 2000      1.67%       1.67%      1.67%          (1.04)%          153%
Year Ended March 31, 1999      1.62%       1.62%      1.62%          (0.69)%          168%

Growth and Income
Ordinary Shares
Year Ended March 31, 2003      1.79%       1.79%      1.76%          (0.61)%           36%
Year Ended March 31, 2002      1.72%       1.72%      1.67%          (0.86)%           46%
Year Ended March 31, 2001      1.66%       1.66%      1.64%          (1.05)%           64%
Year Ended March 31, 2000      1.70%       1.70%      1.66%          (1.08)%           78%
Year Ended March 31, 1999      1.67%       1.67%      1.62%          (0.36)%           97%

Institutional Shares
Year Ended March 31, 2003      1.29%       1.29%      1.26%          (0.13)%           36%
Year Ended March 31, 2002      1.22%       1.22%      1.17%          (0.36)%           46%
Year Ended March 31, 2001      1.16%       1.16%      1.14%          (0.56)%           64%
Year Ended March 31, 2000      1.20%       1.20%      1.16%          (0.60)%           78%
Year Ended March 31, 1999      1.17%       1.17%      1.12%           0.14%            97%

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                       Income from Investment Operations(a)
                                                    ------------------------------------------
                                        Net Asset        Net        Net Realized
                                         Value at    Investment    and Unrealized   Total from
                                        Beginning      Income        Gain (Loss)    Investment
                                        of Period   (Loss)(b)(c)    on Securities   Operations
Emerging Markets
Ordinary Shares
Year Ended March 31, 2003                $ 7.24           0.06           (1.14)         (1.08)
Year Ended March 31, 2002                $ 6.57           0.04            0.68           0.72
Year Ended March 31, 2001                $ 9.39           0.05           (2.87)         (2.82)
Year Ended March 31, 2000                $ 6.59         (0.01)            2.83           2.82
Year Ended March 31, 1999                $ 7.70           0.07           (1.11)         (1.04)

Institutional Shares
Year Ended March 31, 2003                $ 7.30           0.07           (1.13)         (1.06)
Year Ended March 31, 2002                $ 6.62           0.08            0.69           0.77
Year Ended March 31, 2001                $ 9.48           0.09           (2.91)         (2.82)
Year Ended March 31, 2000                $ 6.64           0.04            2.85           2.89
Year Ended March 31, 1999                $ 7.76           0.09           (1.11)         (1.02)

Foreign Value
Ordinary Shares
Year Ended March 31, 2003                $ 9.67           0.10           (1.91)         (1.81)
Year Ended March 31, 2002                $ 8.66           0.06            0.97           1.03
Year Ended March 31, 2001                $ 9.05           0.10           (0.49)         (0.39)
Year Ended March 31, 2000                $ 8.36           0.04            0.97           1.01
May 15, 1998* to March 31, 1999          $10.00           0.02           (1.64)         (1.62)

Institutional Shares
Year Ended March 31, 2003                $ 9.72           0.12           (1.92)         (1.80)
Year Ended March 31, 2002                $ 8.68           0.09            0.98           1.07
Year Ended March 31, 2001                $ 9.06           0.14           (0.52)         (0.38)
Year Ended March 31, 2000                $ 8.37           0.12            0.91           1.03
December 18, 1998* to March 31, 1999     $ 8.43           0.06           (0.12)         (0.06)

26
                                                         Distributions
                                          -------------------------------------------
                                           Dividends     Distributions                                              Net Assets
                                           from Net           from                       Net Asset                    End of
                                          Investment        Realized         Total       Value End       Total        Period
                                            Income       Capital Gains   Distributions   of Period     Return(d)      (000's)
Emerging Markets
Ordinary Shares
Year Ended March 31, 2003                    (0.04)           --             (0.04)        $6.12         (14.97)%     $11,207
Year Ended March 31, 2002                    (0.05)           --             (0.05)        $7.24          11.11%      $10,931
Year Ended March 31, 2001                       --            --                --         $6.57         (30.03)%     $ 9,598
Year Ended March 31, 2000                    (0.02)(i)        --             (0.02)        $9.39          42.73%      $12,767
Year Ended March 31, 1999                    (0.07)(j)        --             (0.07)        $6.59         (13.40)%     $ 8,442

Institutional Shares
Year Ended March 31, 2003                    (0.07)           --             (0.07)        $6.17         (14.58)%     $   282
Year Ended March 31, 2002                    (0.09)           --             (0.09)        $7.30          11.78%      $ 2,037
Year Ended March 31, 2001                    (0.04)           --             (0.04)        $6.62         (29.70)%     $ 1,935
Year Ended March 31, 2000                    (0.05)(i)        --             (0.05)        $9.48          43.55%      $ 2,796
Year Ended March 31, 1999                    (0.10)(j)        --             (0.10)        $6.64         (12.93)%     $ 1,447

Foreign Value
Ordinary Shares
Year Ended March 31, 2003                    (0.06)           --             (0.06)        $7.80         (18.80)%     $29,468
Year Ended March 31, 2002                    (0.02)           --             (0.02)        $9.67          11.93%      $32,471
Year Ended March 31, 2001                       --            --                --         $8.66          (4.30)%     $14,410
Year Ended March 31, 2000                    (0.32)(k)        --             (0.32)        $9.05          12.17%      $13,595
May 15, 1998* to March 31, 1999              (0.02)(k)        --             (0.02)        $8.36         (16.16)%     $ 7,478

Institutional Shares
Year Ended March 31, 2003                    (0.09)           --             (0.09)        $7.83         (18.62)%     $   862
Year Ended March 31, 2002                    (0.03)           --             (0.03)        $9.72          12.37%      $   809
Year Ended March 31, 2001                       --            --                --         $8.68          (4.18)%     $   616
Year Ended March 31, 2000                    (0.34)(k)        --             (0.34)        $9.06          12.37%      $ 1,204
December 18, 1998* to March 31, 1999            --(k)         --                --         $8.37          (0.71)%     $   401

                                                          Ratios and Supplemental Data
                                        ----------------------------------------------------------------
                                          Ratio of Expenses to Average
                                                Net Assets(e)(f)
                                        ---------------------------------
                                                                            Net Investment
                                                               Including     Income (Loss)
                                        Excluding               Custody       to Average       Portfolio
                                         Credits      Gross     Credits    Net Assets(e)(c)   Turnover(e)
Emerging Markets
Ordinary Shares
Year Ended March 31, 2003                  2.30%       2.46%      2.29%           0.88%           150%
Year Ended March 31, 2002                  2.32%       2.32%      2.31%           0.67%            38%
Year Ended March 31, 2001                  2.30%       2.30%      2.30%           0.62%            42%
Year Ended March 31, 2000                  2.33%       2.33%      2.33%          (0.07)%           31%
Year Ended March 31, 1999                  2.32%       2.58%      2.24%           1.03%            49%

Institutional Shares
Year Ended March 31, 2003                  1.80%       1.96%      1.79%           1.22%           150%
Year Ended March 31, 2002                  1.82%       1.82%      1.81%           1.18%            38%
Year Ended March 31, 2001                  1.80%       1.80%      1.80%           1.10%            42%
Year Ended March 31, 2000                  1.83%       1.83%      1.83%           0.52%            31%
Year Ended March 31, 1999                  1.82%       2.08%      1.74%           1.36%            49%

Foreign Value
Ordinary Shares
Year Ended March 31, 2003                  1.93%       1.93%      1.93%           1.20%             7%
Year Ended March 31, 2002                  1.93%       1.93%      1.92%           0.74%             9%
Year Ended March 31, 2001                  1.96%       1.97%      1.96%           1.12%            45%
Year Ended March 31, 2000                  1.90%       2.06%      1.90%           0.40%            30%
May 15, 1998* to March 31, 1999            1.99%       2.13%      1.90%           0.19%            22%

Institutional Shares
Year Ended March 31, 2003                  1.68%       1.68%      1.68%           1.40%             7%
Year Ended March 31, 2002                  1.69%       1.69%      1.68%           0.99%             9%
Year Ended March 31, 2001                  1.71%       1.72%      1.71%           1.53%            45%
Year Ended March 31, 2000                  1.61%       1.77%      1.61%           1.67%            30%
December 18, 1998* to March 31, 1999       1.72%       1.86%      1.70%           0.75%            22%

*   Commencement of Operations
(a) Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. Effective August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e) Periods less than one year are annualized.
(f) Ratio of expenses to average net assets shows: Excluding Credits (total expenses less fees waivers and reimbursements by the investment advisor, if any). Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any). Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).
(g) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.35 per share.
(h) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.38 per share.
(i) Distributions from net investment income include distributions in excess of current net investment income of $0.02 per share for Ordinary Shares and $0.05 per share for Institutional Shares.
(j) Distributions from net investment income includes a return of capital of $0.02 per share for Ordinary Shares and $0.03 per share for Institutional Shares.
(k) Distributions from net investment income includes distributions in excess of current net investment income of $0.02 and $0.01 for Ordinary Shares, and $0.02 and $(-) for Institutional Shares for the years ended March 31, 2000 and 1999, respectively.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                                                              26

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds d/b/a "Quant Funds" (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has five series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quant Small Cap, Quant Mid Cap, Quant Growth and Income, Quant Emerging Markets, and Quant Foreign Value.

The Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quant Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by investing primarily in common stock of companies with medium market capitalizations.

The Quant Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying dividends.

The Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quant Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price up to 4:00 p.m. on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the Funds' Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at

--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own transfer agency fee.

3. Management Fee, Advisory Contracts and
Other Affiliate Transactions.

The Funds have entered into a management agreement (the "Management Agreement") with Quantitative Investment Advisors, Inc. (the "Manager") d/b/a Quantitative Advisors. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Small Cap, Mid Cap and Foreign Value; 0.75% of the average daily net asset value of the Growth and Income Fund; and 0.80% of the average daily net asset value of Emerging Markets.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap and Growth and Income to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fiscal year. The Distribution Agreement calls for the distributor, U.S. Boston Capital Corporation (the "Distributor") to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also voluntarily agreed to waive fees or assume certain operating expenses of Emerging Markets in order to reduce the total expenses of this Fund to no more than 2.25% of its average net assets. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 2003, the fees waived or expenses reimbursed by the Manager amounted to $18,819. The aggregate management fees, net of fees waived or reimbursed by the Manager amounted to $1,376,965.

The Manager has entered into advisory contracts with the following sub advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Mid Cap), SSgA Funds Management, Inc. (Growth and Income), Independence Investment LLC. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee generally based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap--0.50% of average daily total net assets; Mid Cap and Emerging Markets--0.40% of average daily total net assets; Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value--0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the "Distribution Agreement") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income and Emerging Markets and
(ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Mid Cap and Foreign Value open during the period the plan is in effect. Holders of Institutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2003, the aggregate fees paid by the Funds pursuant to such Distribution Agreement amounted to $613,401.

A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

deferred sales charge is also imposed on redemptions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 2003, such fees earned by the Distributor were $139,609.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the aggregate average daily net asset value of each class of shares of each Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2003, the aggregate fees, paid by the Funds pursuant to such agreement amounted to $264,279.

The Transfer Agent also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and EDGAR administration services. These services are provided as additional services agreed to by the Trustees under the provisions of the Transfer Agent Agreement. During the year ended March 31, 2003, the aggregate fees paid by the Funds pursuant to such agreement amounted to $124,091.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Purchases and Sales.

During the year ended March 31, 2003, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Mid Cap, Growth and Income, Emerging Markets and Foreign Value were $33,374,234, $6,645,135, $15,485,994, $17,313,462 and $7,950,849, respectively. Sales of such securities for the Funds were $34,900,652, $8,769,187, $20,826,226,
$16,617,811 and $2,116,347, respectively.

5. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company. The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a class of shares of a Fund and the total percentage of the class held by such shareholders.

                            5% or Greater Shareholders
                            ---------------------------
Fund                         Number     % of class Held
Small Cap Inst.                7              73%
Mid Cap Ord.                   1               6%
Mid Cap Inst.                  3              81%
Growth and Income Inst.        3              70%
Emerging Markets Inst.         3              98%
Foreign Value Inst.            6              99%

7. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following table represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted in the table represent net capital loss carryovers as of March 31, 2003 which may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between March 31, 2007 and March 31, 2011.

In 2003, the Portfolios noted in the table incurred "Post-October" losses during the period from November 1, 2002

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

through March 31, 2003. These losses will be deferred for tax purposes and recognized on April 1, 2003.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by REITS and foreign capital gains taxes accrued. The net tax appreciation/depreciation in the table includes unrealized tax gain (loss) on foreign currency and investments.

                           Undistributed     Undistributed                            Post-            Net Tax
                              Ordinary         Long-Term         Accumulated         October        Appreciation/
Portfolio                      Income            Gains         Capital Losses        Deferral       Depreciation
-----------------------   ---------------   ---------------   ----------------   ---------------   --------------
Small Cap Fund                     --           --               (5,729,396)        (2,372,857)       1,134,729
Mid Cap Fund                       --           --               (2,822,040)          (819,069)      (1,618,131)
Growth & Income Fund               --           --               (8,466,656)        (1,053,001)      (8,499,507)
Emerging Markets Fund          64,725           --               (3,440,819)          (333,062)        (144,487)
Foreign Value Fund            162,493           --                 (796,857)            (5,494)      (2,754,235)

The tax composition of dividends was as follows:

                           Ordinary       Long-Term       Tax Return
Portfolio                   Income      Capital Gains     Of Capital
-----------------------   ----------   ---------------   -----------
Small Cap Fund                  --        2,985,349         1,764
Mid Cap Fund                    --               --            --
Growth & Income Fund            --               --            --
Emerging Markets Fund       71,796               --            --
Foreign Value Fund         213,484               --            --

For the year ended March 31, 2003 Small Cap, Mid Cap and Growth and Income incurred net operating losses of $ 414,210, $138,199 and $259,955, respectively. These net operating losses were reclassed to Shares of Beneficial Interest.

Emerging Markets Fund and Foreign Value Fund have elected to pass through to shareholders foreign taxes under section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

                           Foreign       Foreign
                            Taxes        Source
Portfolio                    Paid        Income
-----------------------   ---------   ------------
Emerging Markets Fund       62,751       430,058
Foreign Value Fund         113,181     1,081,795

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

9. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                                              Year Ended                         Year Ended
                                                            March 31, 2003                     March 31, 2002
                                                   ---------------------------------   -------------------------------
                                                       Shares           Dollars            Shares          Dollars
Small Cap
Ordinary Shares:
Shares sold                                            215,254       $ 3,076,767         311,902      $ 5,720,666
Shares issued in reinvestment of distributions         195,678         2,537,939             880           16,662
Shares redeemed                                       (472,044)       (7,028,240)       (285,613)      (5,286,773)
                                                      --------       -----------        --------      -----------
Net change                                             (61,112)       (1,413,534)         27,169          450,555
                                                      ========       -----------        ========      -----------
Institutional Shares:
Shares sold                                             39,208           538,564          85,762        1,706,234
Shares issued in reinvestment of distributions          23,033           319,936             120            2,416
Shares redeemed                                        (40,733)         (565,751)       (145,310)      (2,840,906)
                                                      --------       -----------        --------      -----------
Net change                                              21,508           292,749         (59,428)      (1,132,256)
                                                      ========       -----------        ========      ===========
Total net change for fund                                            $(1,120,785)                     $  (681,701)
                                                                     ===========                      ===========
Mid Cap
Ordinary Shares:
Shares sold                                             21,733       $   228,073          94,585      $ 1,258,014
Shares issued in reinvestment of distributions              --                --             891           11,672
Shares redeemed                                       (289,137)       (3,003,039)       (156,040)      (2,022,802)
                                                      --------       -----------        --------      -----------
Net change                                            (267,404)       (2,774,966)        (60,564)        (753,116)
                                                      ========       -----------        ========      -----------
Institutional Shares:
Shares sold                                              6,419            73,479           2,793           36,241
Shares issued in reinvestment of distributions              --                --              97            1,317
Shares redeemed                                         (9,037)         (113,223)         (6,928)         (96,936)
                                                      --------       -----------        --------      -----------
Net change                                              (2,618)          (39,744)         (4,038)         (59,378)
                                                      ========       -----------        ========      -----------
Total net change for fund                                            $(2,814,710)                     $  (812,494)
                                                                     ===========                      ===========
Growth and Income
Ordinary Shares:
Shares sold                                            382,344       $ 4,012,860         407,986      $ 5,463,179
Shares issued in reinvestment of distributions              --                --         138,515        1,836,713
Shares redeemed                                       (883,975)       (9,180,513)       (581,590)      (7,862,258)
                                                      --------       -----------        --------      -----------
Net change                                            (501,631)       (5,167,653)        (35,089)        (562,366)
                                                      ========       -----------        ========      -----------
Institutional Shares:
Shares sold                                              8,716            88,187           4,626           62,587
Shares issued in reinvestment of distributions              --                --           3,580           48,688
Shares redeemed                                        (56,136)         (638,590)         (7,659)        (107,047)
                                                      --------       -----------        --------      -----------
Net change                                             (47,420)         (550,403)            547            4,228
                                                      ========       -----------        ========      -----------
Total net change for fund                                            $(5,718,056)                     $  (558,138)
                                                                     ===========                      ===========

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--Continued

                                                               Year Ended                          Year Ended
                                                             March 31, 2003                      March 31, 2002
                                                   -----------------------------------   -------------------------------
                                                      Shares            Dollars            Shares          Dollars
Emerging Markets
Ordinary Shares:
Shares sold                                          407,297          $2,664,187            138,224       $   928,293
Shares issued in reinvestment of distributions        10,089              65,878             11,782            77,171
Shares redeemed                                      (96,031)           (615,235)          (101,710)         (658,169)
                                                    --------           -----------         --------       -----------
Net change                                           321,355           2,114,830             48,296           347,295
                                                    ========           -----------         ========       -----------
Institutional Shares:
Shares sold                                           22,811             141,738              5,226            29,619
Shares issued in reinvestment of distributions           554               3,640              3,760            24,778
Shares redeemed                                     (256,891)         (1,727,529)           (22,042)         (140,008)
                                                    --------          -----------          --------       -----------
Net change                                          (233,526)         (1,582,151)           (13,056)          (85,611)
                                                    ========          -----------          ========       -----------
Total net change for fund                                             $  532,679                          $   261,684
                                                                      ===========                         ===========
Foreign Value
Ordinary Shares:
Shares sold                                          738,198          $6,427,157          1,771,558       $14,235,207
Shares issued in reinvestment of distributions        23,355             195,477              7,430            61,741
Shares redeemed                                     (341,169)         (2,885,871)           (87,088)         (765,748)
                                                    --------          -----------         ---------       -----------
Net change                                           420,384           3,736,763          1,691,900        13,531,200
                                                    ========          -----------         =========       -----------
Institutional Shares:
Shares sold                                           25,722             234,210             12,655            96,342
Shares issued in reinvestment of distributions         1,113               9,338                288             2,402
Shares redeemed                                           (1)                 (6)              (670)           (6,215)
                                                    --------          ----------          ---------       -----------
Net change                                            26,834             243,542             12,273            92,529
                                                    ========          -----------         =========       -----------
Total net change for fund                                             $3,980,305                          $13,623,729
                                                                      ===========                         ===========

10. Subsequent Events -- Reorganization Plan

On May 2, 2003, the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust, were acquired by Foreign Value. The acquisition was pursuant to a plan of reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization.

The acquisition was accomplished by a tax-free exchange of 2,926,596 Ordinary shares of Foreign Value for the 3,345,711 Class A,B,C and B(1) shares of SSR and 691,037 Institutional shares of Foreign Value for the 752,288 Class S shares of SSR, outstanding on May 2, 2003. The net assets of SSR and Foreign Value immediately before the acquisition were $31,369,125 and $33,802,582, respectively. SSR's unrealized depreciation of $329,247 was combined with that of Foreign Value. Immediately after the acquisition, the combined net assets were $65,171,707.

Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584. These acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended.

--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Quantitative Group of Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Quantitative Group of Funds (hereafter referred to as the "Funds") at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 9, 2003

--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 22, 2003, to vote on the following proposal. The proposal received the required number of votes of the Quantitative Group of Funds and was adopted.

A summary of voting results is listed below the proposal.

Proposal:

To elect a Board of Trustees of eight members. The board consisted of Willard
L. Umphrey, Robert M. Armstrong, John M. Bulbrook, Edward E. Burrows, Joseph J. Caruso and David A. Umstead.

It was proposed that Mr. Leon Okurowski and Mr. Clinton S. Marshall be elected to increase the number of Trustees to eight.

For:                       8,662,246

Abstain:                      61,507

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [LOGO]
--------------------------------------------------------------------------------

INTERESTED TRUSTEES* AND OFFICERS:

The business address of each interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

                      Position(s) Held                                          Number of
                      With Company,                                             Portfolios in
                      Term of Office                                            Fund Complex
Name, Address         And Length of      Principal Occupation(s)                Overseen by    Other Directorships
and (Age)             Time Served **     During Past Five Years**               Director       Held by Director
-----------------------------------------------------------------------------------------------------------------------------
Frederick S. Marius   Clerk, Executive   President, General Counsel,                 0        None
(39)                  Vice President     U.S. Boston Capital Corporation

                                         President, Quantitative Investment
                                         Advisors, Inc.

                                         Formerly Vice President and Counsel,
                                         Putnam Investments
-----------------------------------------------------------------------------------------------------------------------------
Leon Okurowski        Vice President     Director and Vice President,                0        AB&T
(60)                  and Treasurer      U.S. Boston Capital Corporation                      U.S. Boston Corporation
                                                                                              U.S. Boston Asset Management
                                                                                                Corporation
                                                                                              Quantitative Investment Advisors,
                                                                                                Inc.
                                                                                              USB Corporation
                                                                                              USB Greenville-86, Inc.
                                                                                              USB-85 Restaurant Associates, Inc.
                                                                                              USB Atlantic Associates, Inc.
                                                                                              U.S. Boston Insurance Agency, Inc.
                                                                                              U.S. Boston Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------
Willard L. Umphrey    Trustee,           Director, U.S. Boston Capital               5        A Plus America
(61)                  President,Chairman Corporation                                          AB&T
                                                                                              U.S. Boston Corporation
                                                                                              U.S. Boston Asset Management
                                                                                                Corporation
                                                                                              Quantitative Investment Advisors,
                                                                                                Inc.
                                                                                              USB Corporation
                                                                                              USB Greenville-86, Inc.
                                                                                              USB-85 Restaurant Associates, Inc.
                                                                                              USB Atlantic Associates, Inc.
                                                                                              U.S. Boston Insurance Agency, Inc.
                                                                                              Pear Tree Royalty Company, Inc.
                                                                                              Profile Systems, Inc.
                                                                                              Waterfront Parking Corporation
                                                                                              U.S. Boston Capital Corporation
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES:

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

                      Position(s) Held                                          Number of
                      With Company,                                             Portfolios in
                      Term of Office                                            Fund Complex
Name, Address         And Length of      Principal Occupation(s)                Overseen by    Other Directorships
and (Age)             Time Served **     During Past Five Years**               Director       Held by Director
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Armstrong   Trustee            President, Alumni Career                     5        Director of Alumni Career
(64)                                     Services, Inc. (consulting firm)                      Services, Harvard University,
                                                                                               Graduate School of Business
                                                                                               Administration
                                         Formerly Associate, Keystone                          Director of Concord-Carlisle
                                         Associates (career management)                        Community Chest
-----------------------------------------------------------------------------------------------------------------------------
John M. Bulbrook      Trustee            CEO and Treasurer, John M.                   5        Director, John M. Bulbrook
(60)                                     Bulbrook Insurance Agency, Inc.                       Insurance Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Edward E. Burrows     Trustee            Independent consulting actuary-              5        Former Director of Actuarial
(70)                                     employee benefit plans                                Services, Mintz, Levin, Cohn,
                                                                                               Ferris, Glovsky and Popeo,
                                         Formerly Vice President of Actuarial                  PC (law firm/consulting).
                                         Services, Mintz, Levin, Cohn, Ferris,
                                         Glovsky and Popeo, PC (law firm/
                                         consulting)

                                         Formerly President, The Pentad
                                         Corporation (employee benefit
                                         consultants and actuaries).
-----------------------------------------------------------------------------------------------------------------------------
Joseph J. Caruso      Trustee            Principal, Bantam Group, Inc.                5        None
(60)                  (since 1999)
-----------------------------------------------------------------------------------------------------------------------------
David A. Umstead      Trustee            President, Cape Ann Capital, Inc.,           5        None
(60)                  (since 2001)       Vice President, Independence
                                         Investment LLC (f/k/a Independence
                                         International Associates, Inc.)
-----------------------------------------------------------------------------------------------------------------------------

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the Fund's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.

** Except as otherwise indicated, each individual has held the position (s) shown for at least the last five years.

The Fund's Statement of Additional Information ("SAI") includes additional information about Fund Trustees and is available, without charge, upon request. To obtain a free copy of the current SAI, please call shareholder services at 1-800-326-2151.

--------------------------------------------------------------------------------

                                   QUANT FUNDS
                         55 Old Bedford Road Lincoln, MA
                              01773 1-800-326-2151
                               www.QuantFunds.com

                                     Manager

                              Quantitative Advisors
                               55 Old Bedford Road
                                Lincoln, MA 01773

                                    Advisors

   Independence Investment LLC     Columbia Partners, LLC, Investment Management
         53 State Street                  1775 Pennsylvania Avenue, N.W.
        Boston, MA 02109                      Washington, D.C. 20006

Polaris Capital Management, Inc.            SSgA Funds Management, Inc.
        125 Summer Street                     One International Place
        Boston, MA 02110                         Boston, MA 02110

                                   Distributor

                         U.S. Boston Capital Corporation
                               55 Old Bedford Road
                                Lincoln, MA 01773

                                    Custodian

                            State Street Kansas City
                             801 Pennsylvania Avenue
                              Kansas City, MO 64105

                                 Transfer Agent

                       Quantitative Institutional Services
                               55 Old Bedford Road
                                Lincoln, MA 01773

                             Independent Accountants

                           PricewaterhouseCoopers LLP
                            1055 Broadway, 10th Floor
                              Kansas City, MO 64105

[LOGO]

QUANT FUNDS

55 Old Bedford Road

      Lincoln, MA 01773

voice 800-326-2151

      fax 781-259-1166

www.QuantFunds.com


Distributed by U.S. Boston Capital Corp.,
Member NASD, SIPC.